UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Astrotech Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2017 Proxy Statement
Notice of Annual Meeting of Shareholders

Thursday, December 7, 2017
9:00 a.m. (Central Standard Time)
JW Marriott Austin
110 E. Second Street
Austin, Texas 78701

Thomas B. Pickens III	Mark Adams	Sha-Chelle Manning

Director Since: 2004	Director since: 2007	Director since: 2009
Age: 60	Age: 55	Age: 50
Board Committees:	Board Committees: Corporate	Board Committees: Audit
Executive (Chair)	Governance and Nominating	and Compensation (Chair)

Daniel T. Russler, Jr.	Ronald (Ron) W. Cantwell	Michael R. Humphrey

Director Since: 2011	Director Since: 2015	Director Since: 2015
Age: 54	Age: 74	Age: 58
Board Committees: Audit and	Board Committees: Audit (Chair)	Board Committees: Compensation
Corporate Governance and Nominating (Chair)	and Compensation	and Corporate Governance and Nominating

Eric N. Stober	Rajesh Mellacheruvu

With Company Since: 2008	With Company Since: 2015
Age: 40	Age: 47
Chief Financial Officer,	Chief Operating Officer
Treasurer and Secretary	and Vice President

PROXY STATEMENT
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 27, 2017
To the Shareholders of Astrotech Corporation:
You are cordially invited to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) for Astrotech Corporation (the “Company” or “Astrotech”) to be held at 110 E. Second Street, Austin, Texas 78701 on December 7, 2017, at 9:00 a.m. (Central time). Information about the Annual Meeting, the nominees for directors and the proposals to be considered are presented in this Notice of Annual Meeting and the Proxy Statement on the following pages. At the meeting you will be asked:

i.	to elect six directors to the Company’s Board of Directors;

ii.	to approve the reincorporation of the Company from the State of Washington to the State of Delaware;

iii.	to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the 2018 fiscal year;

iv.	to approve an amendment to the Astrotech Corporation 2011 Stock Incentive Plan to authorize 225,000 additional shares; and

v.	to transact such other business as may properly come before the meeting and any related adjournments or postponements.

The Board of Directors has approved these proposals and the Company urges you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the Annual Meeting. The Board of Directors has fixed the close of business on October 25, 2017 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.
This Proxy Statement and accompanying proxy card are being mailed to our shareholders along with the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2017 (the “Form 10-K”). Voting can be completed by returning the proxy card, by telephone at 1-888-457-2959 or online at www.proxyvoting.com/ASTC. Only your latest-dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement. Further detail can be found on the proxy card and in the “Voting of Proxies” section included below.
Important notice regarding the availability of proxy materials of the Annual Meeting to be held on December 7, 2017. This Proxy Statement and Form 10-K are available at www.astrotechcorp.com under the heading “For Investors.”
Thank you for your assistance in voting your shares promptly.

By Order of the Board of Directors,

Eric Stober Chief Financial Officer, Treasurer and Secretary Austin, Texas
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE
MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN
THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT
THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH
TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PROXY STATEMENT
GENERAL INFORMATION

This Proxy Statement is furnished to holders of Astrotech's common stock, no par value (“Common Stock”), as of the record date October 25, 2017 in connection with the solicitation by the Board of Directors of Astrotech Corporation, a Washington corporation, of proxies to be voted at the Annual Meeting to be held on December 7, 2017, at 9:00 a.m. (Central time) at 110 E. Second Street, Austin, Texas 78701. This Proxy Statement, the accompanying proxy card and the Form 10-K are being distributed to shareholders on or about October 27, 2017.

At the meeting you will be asked:

i.	to elect six directors to the Company’s Board of Directors;

ii.	to approve the reincorporation of the Company from the State of Washington to the State of Delaware;

iii.	to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the 2018 fiscal year;

iv.	to approve an amendment to the Astrotech Corporation 2011 Stock Incentive Plan to authorize 225,000 additional shares; and

v.	to transact such other business as may properly come before the meeting and any related adjournments or postponements.

Internet Availability of Proxy Materials

In addition to mailing paper copies of the Company’s Proxy Statement and Form 10-K, Astrotech is making these materials available to its shareholders via the internet. The Proxy Statement and Form 10-K are available free of charge at www.astrotechcorp.com under the heading “For Investors.”
Reverse Stock Split

On Monday, October 16, 2017, the Company effectuated a reverse stock split of its shares of Common Stock whereby every five (5) pre-split shares of Common Stock were exchanged for one (1) post-split share of the Company's Common Stock (the “Reverse Stock Split”). No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who would otherwise have held a fractional share of the Common Stock received a cash payment in lieu thereof. All shares of Common Stock in this Proxy Statement have been adjusted to reflect the Reverse Stock Split.
Record Date and Voting Securities

The Board of Directors has fixed the close of business on October 25, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 4,506,473 shares of Common Stock outstanding, including 48,286 shares of restricted stock with voting rights. Holders of common stock, including those holder of restricted stock with voting rights, are entitled to notice of the Annual Meeting and to one vote per share of common stock owned and restricted stock with voting rights granted at the Annual Meeting as of the record date. No shareholder will be allowed to cumulate votes.

Proxies

The Board of Directors is soliciting a proxy in the form accompanying this Proxy Statement for use at the Annual Meeting and will not vote the proxy at any other meeting. Mr. Thomas B. Pickens III is the person named as proxy on the proxy card accompanying this Proxy Statement and who the Board of Directors has selected to serve in such capacity. Mr. Pickens is Chairman of the Board of Directors and Chief Executive Officer of Astrotech Corporation. In the event that Mr. Pickens cannot serve in such capacity, Mr. Eric N. Stober will be named as proxy. Mr. Stober is the Chief Financial Officer, Treasurer and Secretary of the Company.

Revocation of Proxies

Each shareholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. Revocation of a proxy is effective when the Secretary of the Company receives either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Voting of Proxies

Because many Astrotech shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this Proxy Statement. Shareholders are urged to read carefully the material in this Proxy Statement and vote through one of the following methods:

i.	Fully completing, signing, dating and timely mailing the proxy card;

ii.	Calling 1-888-457-2959 and following the instructions provided on the phone line; or

iii.	Accessing the internet voting site at www.proxyvoting.com/ASTC and following the instructions provided on the website.

Please keep your proxy card with you when voting via the telephone or internet. All votes via the telephone or internet must be submitted by 11:59 p.m. (Eastern-time) on December 6, 2017 in order to be counted. Each proxy card that is (i) properly executed, (ii) timely received by the Company before or at the Annual Meeting, and (iii) not properly revoked by the shareholder pursuant to the instructions above will be voted in accordance with the directions specified on the proxy and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the Board appointed proxy in accordance with the recommendations of the Board of Directors.

Vote Required for Quorum

The holders of at least a majority of all of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum.

Vote Required for Director Elections

The election of the six directors requires the vote of a plurality of the shares of Common Stock represented at the Annual Meeting. Abstentions will have no effect on the election of directors since only votes “For” or “Against” a nominee will be counted.

Vote Required for Reincorporation

The approval of the reincorporation of the Company from the State of Washington to the State of Delaware requires the vote of two-thirds (2/3) of the shares of Common Stock outstanding on the record date, which requires the approval of the holders of 3,004,339 shares of Common Stock outstanding on the record date. Abstentions will have the effect of a vote “Against” Proposal 2.

Vote Required for Auditor Ratification and for the Amendment to the 2011 Stock Incentive Plan

The ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the 2018 fiscal year and the approval of the proposed amendment to the 2011 Stock Incentive Plan require the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of Common Stock. Abstentions will have no effect on Proposals 3 and 4.
Method of Tabulation and Broker Voting

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and the approval of any matter submitted to the shareholders for a vote.

Many of the Company’s shares of common stock are held in “street name,” meaning that a depository, broker-dealer or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. Generally, a street name holder must receive direction from the beneficial owner of the shares to vote on issues other than routine shareholder matters such as the ratification of auditors. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote at the Annual Meeting for such matter. For Proposal 1, only votes “For” or “Against” such proposal will be counted, so broker non-votes will have no effect on determinations of plurality for that proposal. For Proposal 2, brokers may not vote on this proposal without instructions from the beneficial owners. Broker non-votes with respect to any shares will have the same impact as a negative vote on the outcome of Proposal 2 since those shares will not be voted “For.” Proposal 3 is considered a “routine” matter, so brokers will be able to vote uninstructed shares on those proposals. For Proposal 4, brokers may not vote on this proposal without instructions from the beneficial owners, so broker non-votes will have no effect on the outcome for that proposal.

Form 10-K
Shareholders may obtain, without charge, a copy of the Company’s 2017 Annual Report on Form 10-K. For copies, please contact Investor Relations at the address of the Company’s principal executive office: Astrotech Corporation, 201 W. 5th Street, Suite 1275, Austin, Texas 78701. The Form 10-K and other periodic reports of the Company are also available through the Securities and Exchange Commission's (“SEC”) website at www.sec.gov and the Company’s website at www.astrotechcorp.com under the heading “For Investors.”

CORPORATE GOVERNANCE
The Company’s business affairs are managed under the direction of our Board of Directors in accordance with the Washington Business Corporation Act and the Amended and Restated Articles of Incorporation and Bylaws of the Company. The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of the Company’s shareholders and to ensure that Astrotech’s activities are conducted in a responsible and ethical manner. The Board of Directors strives to ensure the success of the Company through the election and appointment of qualified management, which regularly keeps members of the Board of Directors informed regarding the Company’s business and industry. The Board of Directors is committed to the maintenance of sound corporate governance principles.
The Company operates under corporate governance principles and practices that are reflected in a set of written Corporate Governance Policies which are available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” These include the following:

•	Code of Ethics and Business Conduct

•	Code of Ethics for Senior Financial Officers

•	Shareholder Communications with Directors Policy

•	Complaint and Reporting Procedures for Accounting and Auditing Matters

•	Audit Committee Charter

•	Compensation Committee Charter

•	Corporate Governance and Nominating Committee Charter

Code of Ethics and Business Conduct
The Company’s Code of Ethics and Business Conduct applies to all directors, officers, and employees of Astrotech. The key principles of this code include acting legally and ethically, speaking up, getting advice, and dealing fairly with the Company’s shareholders. The Code of Ethics and Business Conduct is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors” and a copy is available to the Company’s shareholders upon request. The Code of Ethics and Business Conduct meets the requirements for a “Code of Conduct” under NASDAQ rules.
Code of Ethics for Senior Financial Officers
The Company’s Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and Controller. The key principles of this Code include acting legally and ethically, promoting honest business conduct, and providing timely and meaningful financial disclosures to the Company’s shareholders. The Code of Ethics for Senior Financial Professionals is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors” and a copy is available to the Company’s shareholders upon request. The Code of Ethics for Senior Financial Professionals meets the requirements of a “Code of Ethics” under SEC rules.
Shareholder Communications with Directors Policy
The Company’s Shareholder Communications with Directors Policy provides a medium for shareholders to communicate with the Board of Directors. Under this policy, shareholders may communicate with the Board of Directors or specific Board members by sending a letter to Astrotech Corporation, Shareholder Communications with the Board of Directors, Attn: Secretary, 201 W. 5th Street, Suite 1275, Austin, Texas 78701. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.
Complaint and Reporting Procedures for Accounting and Auditing Matters
The Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters provide for the (i) receipt, retention, and treatment of complaints, reports, and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) confidential, anonymous submission of complaints, reports, and concerns by employees regarding questionable accounting or auditing matters. Complaints may be made to a toll-free independent “Integrity Helpline” telephone number and to a dedicated e-mail address. Complaints received are logged by the Company’s legal counsel, communicated to the Company’s Audit Committee and investigated under the direction of the Company’s Audit Committee. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, these procedures prohibit the Company from taking adverse action against any person submitting a good faith complaint, report, or concern.

The Board of Directors Role in Risk Oversight
The Board has determined that the combined role of Chairman and CEO is appropriate for the Company as it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company’s strategy and business plans. This structure also avoids the added costs and inefficiencies that would result by mandating an independent Chairman. The Board believes that the governance structure allows the Board to effectively work with the combined role of Chairman and CEO.
The Board of Directors strives to balance the risk and return ratio for all Astrotech shareholders. In doing so, management maintains regular communication with the Board of Directors, both on a formal and informal basis. This includes conversations on the state of the business, the industry, and the overall economic environment with Astrotech management during formal Board of Directors meetings, formal Committee meetings, and in more frequent informal conversations. Additionally, the Board of Directors utilizes its committees to consider specific topics which require further focus, skill sets, and/or independence. The Audit Committee coordinates the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures, and code of conduct. Management regularly reports to the Audit Committee on these areas. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board of Directors’ organization, membership and structure, succession planning for our directors, and corporate governance.
Board of Directors
The Board held a total of six meetings during fiscal 2017 and acted four times by written consent. All of our directors are expected to attend each meeting of our Board and the committees on which they serve and are encouraged to attend annual shareholder meetings, to the extent reasonably possible. All directors attended more than 99% of the aggregate of the meetings of our Board and committees on which they served in fiscal 2017 held during the period in which they served as directors. All of the directors attended our 2016 annual meeting of shareholders.
Committees of the Board of Directors
During fiscal year 2017, the Board of Directors had three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.
Each such committee currently consists of three persons, and each member of the Audit, Compensation, and Corporate Governance and Nominating Committees meet the independence requirements of the NASDAQ’s Listing Rules.
The Company periodically reviews, both internally and with the Board of Directors, the provisions of the Sarbanes-Oxley Act of 2002 and the rules of the SEC and NASDAQ regarding corporate governance policies, processes, and listing standards. In conformity with the requirement of such rules and listing standards, we have adopted a written Audit Committee Charter, a Compensation Committee Charter, and a Corporate Governance and Nominating Committee Charter, each of which may be found on the Company’s website at www.astrotechcorp.com under the heading “For Investors” or by writing to Astrotech Corporation, Attn: Investor Relations, 201 W. 5th Street, Suite 1275, Austin, Texas 78701 and requesting copies.
Audit Committee
The Audit Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The Audit Committee is responsible for appointing and compensating a firm of independent auditors to audit the Company’s financial statements, as well as oversight of the performance and review of the scope of the audit performed by the Company’s Independent Registered Public Accounting Firm. The Audit Committee also reviews audit plans and procedures, changes in accounting policies, and the use of the independent auditors for non-audit services. As of the end of fiscal year 2017, the Audit Committee consisted of Messrs. Cantwell (Chairman) and Russler and Ms. Manning. During fiscal year 2017, the Audit Committee met four times. The Board of Directors has determined that each of Messrs. Cantwell and Russler and Ms. Manning met the qualification guidelines as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of BDO USA, LLP, the Company’s independent auditor. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.
The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals, provided that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent auditor.
Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.
The Report of the Audit Committee can be found in this Proxy Statement following the Proposal 2 description.
Compensation Committee
The Compensation Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Compensation Committee and approved by the Board of Directors in May 2004 and amended in May 2005. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The Compensation Committee is responsible for determining the compensation and benefits of all executive officers of the Company and establishing general policies relating to compensation and benefits of employees of the Company. The Compensation Committee is delegated all authority of the Board of Directors as may be required or advisable to fulfill the purposes of the Compensation Committee. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board of Directors, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine in an informational or advisory capacity.
The Board of Directors annually considers the performance of our Chief Executive Officer. Meetings to determine the compensation of the CEO must be held in executive session. Meetings to determine the compensation of any officer of the Company other than the CEO may be attended by the CEO, but the CEO may not vote on these matters.
The Compensation Committee also administers the Company’s 2011 Stock Incentive Plan and 2008 Stock Incentive Plan in accordance with the terms and conditions set forth in those plans. As of the end of fiscal year 2017, the Compensation Committee consisted of Ms. Manning (Chairwoman) and Messrs. Humphrey and Cantwell. During fiscal year 2017, the Compensation Committee met three times.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee was created by the Board of Directors. The Corporate Governance and Nominating Committee is comprised solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Corporate Governance and Nominating Committee and approved by the Board of Directors. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The primary purpose of the Corporate Governance and Nominating Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board of Directors members and recommending director nominees for the next Annual Meeting of Shareholders. As of the end of fiscal year 2017, the Corporate Governance and Nominating Committee consisted of Messrs. Russler (Chairman), Adams, and Humphrey. During fiscal year 2017, the Corporate Governance and Nominating Committee met one time.
Director Nomination Process
Regarding nominations for directors, the Corporate Governance and Nominating Committee identifies nominees in various ways. The Corporate Governance and Nominating Committee considers the current directors that have expressed interest in, and that continue to satisfy, the criteria for serving on the Board of Directors. Other nominees may be proposed by current directors, members of management, or by shareholders. From time to time, the Corporate Governance and Nominating Committee may engage a professional firm to identify and evaluate potential director nominees. Regarding the skills of the director candidate, the Corporate Governance and Nominating Committee considers individuals with industry and professional experience that complements the Company’s goals and strategic direction. The Corporate Governance and Nominating Committee has established certain criteria it considers as guidelines in considering nominations for the Board of Directors. The criteria include:

•	the candidate’s independence;

•	the candidate’s depth of business experience;

•	the candidate’s availability to serve;

•	the candidate’s integrity and personal and professional ethics;

•	the diversity of experience and background relative to the Board of Directors as a whole; and

•	the need for specific expertise on the Board of Directors.

The above criteria are not exhaustive and the Corporate Governance and Nominating Committee may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. In order to ensure that the Board of Directors consists of members with a variety of perspectives and skills, the Corporate Governance and Nominating Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board of Directors is a financial expert and a majority of the Board of Directors meet all applicable independence requirements, the Corporate Governance and Nominating Committee looks for how the candidate can adequately address his or her fiduciary requirement and contribute to building shareholder value. With regards to diversity, the Company does not have a formal policy for the consideration of diversity in Board of Director candidates, but Company practice has historically considered this in director nominees and the Company expects to continue to in future nomination and review processes.

The Corporate Governance and Nominating Committee will consider, for possible Board endorsement, director candidates recommended by shareholders. For purposes of the 2017 Annual Meeting, the Governance and Nominating Committee will consider any nominations received by the Secretary from a shareholder of record on or before October 8, 2017 (the 60th calendar day before the Annual Meeting). Any such nomination must be made in writing, must be accompanied by all nominee information that is required under the federal securities laws and must include the nominee’s written consent to be named in this Proxy Statement. The nominee must be willing to allow the Company to complete a background check. The nominating shareholder must submit their name and address, as well as that of the beneficial owner, if applicable, and the class and number of shares of Astrotech common stock that are owned beneficially and of record by such shareholder and such beneficial owner. Finally, the nominating shareholder must discuss the nominee’s qualifications to serve as a director.
Director Attendance at Annual Shareholder Meetings
The Board of Directors members are expected to attend our annual shareholder meetings. All of our six directors attended our 2016 Annual Meeting of Shareholders.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms they file. Due dates for the reports are specified by those laws, and the Company is required to disclose in this document any failure in the past fiscal year to file by the required dates. Based solely on written representations of the Company’s directors and executive officers and on copies of the reports that they have filed with the SEC, the Company’s belief is that all of Astrotech’s directors and executive officers complied with all filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2017.

PROPOSAL 1 – ELECTION OF DIRECTORS
The Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, has carefully considered all director nominees. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has nominated Thomas B. Pickens III, Mark Adams, Sha-Chelle Manning, Daniel T. Russler, Jr., Ronald W. Cantwell, and Michael R. Humphrey to the Board of Directors to serve as directors until the 2018 Annual Meeting of Shareholders. Each nominee has agreed to serve if elected.
All members of the Board of Directors are expected to be elected at the Annual Meeting. All directors shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, or their earlier removal or resignation from office. The Company’s Articles of Incorporation authorize the Board of Directors from time to time to determine the number of its members. Vacancies in unexpired terms and any additional director positions created by Board action may be filled by action of the existing Board of Directors at that time, and any director who is appointed in this fashion will serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified, or their earlier removal or resignation from office.
The Board of Directors has determined that five of the six director nominees (indicated by asterisk in the table below) have no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are “independent directors” as defined by Rule 5605(a)(2) of the NASDAQ’s Listing Rules.
Not less than annually, the Board of Directors undertakes the review and approval of all related party transactions. Related party transactions include transactions valued at greater than $120,000 between the Company and any of the Company’s executive officers, directors, nominees for director, holders of greater than 5% of Astrotech’s shares, and any of such parties’ immediate family members. The purpose of this review is to ensure that such transactions, if any, were approved in accordance with our Code of Ethics and Business Conduct and for the purpose of determining whether any of such transactions impacted the independence of such directors. There were no such transactions in fiscal year 2017 or 2016. The Board has affirmatively determined that none of the independent directors is an officer or employee of the Company or any of Astrotech’s subsidiaries and none of such persons have any relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
The Board of Directors held fifteen meetings during the fiscal year ended June 30, 2017 and all directors attended at least 99% of the meetings of the Board of Directors. The members of each committee and the chair of each committee are appointed annually by the Board of Directors.
Information about the number of shares of common stock beneficially owned by each director appears later in this Proxy Statement under the heading “Security Ownership of Directors, Executive Officers and Principal Shareholders.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

Thomas B. Pickens III	Mark Adams *
Sha-Chelle Manning *	Daniel T. Russler, Jr. *
Ronald W. Cantwell *	Michael R. Humphrey *
* Indicates independent director

INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
Current Directors Nominated for Re-election

Thomas B. Pickens III
Chairman and Chief Executive Officer of Astrotech Corporation

Mr. Pickens was named Astrotech’s Chief Executive Officer in January 2007 and Chairman in February 2008. Mr. Pickens is the Managing Partner and Founder of Tactic Advisors, Inc., a company specializing in corporate turnarounds on behalf of creditors and investors. Since 1985, Mr. Pickens has served as President of T.B. Pickens & Co. From 1991 to 2002, Mr. Pickens was the Chairman of multiple companies, including U.S. Utilities, Inc., Code Corporation, Catalyst Energy Corporation and United Thermal Corporation. Mr. Pickens was also the President of Golden Bear Corporation, Slate Creek Corporation, Eury Dam Corporation, Century Power Corporation and Vidilia Hydroelectric Corporation. Mr. Pickens has served a member of the board of Xplore Technologies Corp. since November 2016.

Mr. Pickens has served as a director since 2004 and became CEO in 2007. He brings historical understanding of Astrotech and serves a key leadership role on the Board of Directors, providing the Board with in-depth knowledge of Astrotech's and the industry's challenges and opportunities. Mr. Pickens was intimately involved with the transformation of the Company from the legacy SPACEHAB business to the current core businesses of 1st Detect and Astral Images. Currently, Mr. Pickens communicates management’s perspectives on company strategy, operations and financial results to the Board of Directors. Mr. Pickens has extensive senior management experience, as well as experience as a member of multiple corporate boards.

Mark Adams
Founder and CEO, Waterloo Medical Solution, LLC

Mr. Adams is the co-founder and Chief Executive Officer of Waterloo Medical Solution, LLC which began operations in 2016. Prior to this in 2009, he co-founded SOZO Global. Inc., a specialty based nutritional products company and served as the company’s Chairman and Chief Executive Officer from 2011 until it was sold in 2016. Prior to that in 2003, Mr. Adams founded and ran as Chairman and Chief Executive officer, Advocate, MD Financial Group, Inc., a leading Texas-based medical liability insurance holding company which he sold in 2009 and continued to run as Chief Executive officer through 2011. Mr. Adams is also a founding partner in several other companies. Some of the companies he founded and currently owns include Murphy Adams Restaurant Group, Inc. which he co-founded in 2007, and which owns and is rapidly expanding Mama Fu’s Asian House restaurants throughout the United States, and the Middle East. In 2008, Mr. Adams co-founded Kind Health, LLC which is a unique online application driven health insurance curator. Also in 2008, Mr. Adams co-founded Small Business United, LLC, a non-profit organization that supports small businesses. In the last three years, Mr. Adams co-founded Olympic Capital Partners, LLC, a focused real estate investment fund, Direct Sales Forge, LLC a specialty software development company, and Direct Mobile, LLC a mobile application development company.

Mr. Adams brings to our Board a wide range of experience in business with a particular focus on entrepreneurism. He has brought his diversity of thought to the Board of Directors since 2007, which positions him as the longest tenured director other than Mr. Pickens. As stated above, Mr. Adams serves as a director for several public and private companies, including Astrotech, providing the Board with expertise in management and corporate governance. Mr. Adams serves on the Corporate Governance and Nominating Committee. Mr. Adams has been married to his wife Melissa for 30 years and they live in Austin, Texas along with their three sons.

Sha-Chelle Manning
Director, Corporate Innovation, Pioneer Natural Resources

Sha-Chelle Manning is the Director of Corporate Innovation of Pioneer Natural Resources, a leading Fortune-500 independent U.S. shale oil and gas production and exploration company. Under her leadership, her team is responsible for developing and driving technology innovations that have made Pioneer a leading Independent in the “Shale Revolution.”
Manning is on the Boards of Directors for the Department of Energy Advanced Manufacturing Office’s CSS $240M CSS Advanced Composites Manufacturing Institute, Tech Titans, Texas’ largest trade organization, and Loras College. Manning serves on advisory boards for Texas A&M TEES and UT Brownsville’s CARA Center. Manning was appointed two terms by Gov. Rick Perry to the $480M Texas Emerging Technology Fund. Ms. Manning has served as a Consultant for Lockheed Martin, HRL Labs, and the Texas A&M University system. Manning was co-founder of venture fund MalibuIQ, Managing Director of Nanoholdings, and a key leader of two entrepreneurial start-ups; Authentix (acquired by Carlyle Group) and Zyvex, a leading Nanotechnogy firm.

Manning holds an MBA in Telecommunications from University of Dallas and a BA from Loras College.  Ms. Manning brings to the Board a wide range of experience in technology, management and scaling of advanced technologies. Additionally, her interaction with local, state, and federal governments throughout her career provides significant experience with government affairs. Ms. Manning is the Chairwoman of the Compensation Committee and serves on the Audit Committee.

Daniel T. Russler, Jr.
Principal, Family Asset Management, LLC

Daniel Russler has more than 25 years of capital markets, development and entrepreneurial experience, including an extensive background in sales and trading of a broad variety of equity, fixed income, and private placement securities. Since 2003, Mr. Russler has been the Principal Partner of Family Asset Management, LLC, a multi-family office providing high net worth individuals and families with financial services. Mr. Russler has held portfolio and risk management positions at First Union Securities, Inc., J.C. Bradford & Co., William R. Hough & Co., New Japan Securities International, and Bankers Trust Company.

Mr. Russler received a MBA from the Owen Graduate School of Management at Vanderbilt University and a Bachelor's degree in English and political science from the University of North Carolina. Mr. Russler has extensive knowledge of finance, entrepreneurship, investment allocation, and capital raising matters that the Board of Directors feels will add value to the Company for the shareholders. The Board of Directors has determined that Mr. Russler meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules. Mr. Russler is Chairman of the Governance and Nominating Committee and serves on the Audit Committee.

Ronald (Ron) W. Cantwell
President, VC Holdings, Inc.

Ron Cantwell is President of VC Holdings, Inc., through which Mr. Cantwell provides advisory services in corporate and project investment structuring, mergers and acquisitions, financial restructuring, and operations management. In addition, Mr. Cantwell serves as Chairman and Chief Executive Officer of Catalyst Group, Inc., and spent nineteen years in public accounting, most recently as a Tax Partner in the Ernst & Young, LLP Dallas office.

Mr. Cantwell graduated with honors from the University of Wisconsin in Madison and is licensed as a certified public accountant. Mr. Cantwell has a 47 year background in corporate and project investment structuring, mergers and acquisitions, financial/tax/regulatory restructuring, and reporting and operational management. The Board of Directors has determined that Mr. Cantwell meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules. Mr. Cantwell is Chairman of the Audit Committee and serves on the Compensation Committee.

Michael R. Humphrey
President, e2020, Inc.

While serving as President, Michael Humphrey brought decades of experience and success to e2020 Inc. (www.edgenuity.com), helping to establish the company as a leader in the virtual education industry. He completed the sale of Education 2020 (re-named Edgenuity) in July 2011 to the private equity firm Weld North, www.weldnorth.com, in a transaction valued at over $50 million dollars. Education 2020, under Mr. Humphrey’s leadership, grew from revenues of less than $500,000 dollars to over $30 million dollars in a span of 30 months. Mr. Humphrey is the Executive Vice President at Edgenuity focused on Government Affairs managing State and National Lobby Teams. In addition, he is focused on international expansion of the Edgenuity curriculum and all business development activity for the company.

Mr. Humphrey served previously as the Co-Founder and former CEO of Austin-based Human Performance Labs, makers of PureSport, performance drinks endorsed by Champion Swimmer, Michael Phelps. Prior to PureSport, Humphrey’s served as executive vice president for Compass Learning, driving strategy and development of the company’s curriculum software solutions and assessment tools. He also was instrumental in the sale of the company to Reader’s Digest in 2007. He was also vice president of sales for Simon & Schuster’s Children’s Education Publishing Unit, where he helped grow annual revenue to more than $300 million. In addition, he worked in business development at Broadcast.com, where he closed transactions with major corporations, including Pearson Publishing, McDonald’s Corporation and Pepsi Corporation, then continued in an executive role after the company was acquired by Yahoo!. Mr. Humphrey is a graduate of Texas Tech University in Lubbock, Texas. Michael served as a Board Member at US Youth Soccer and currently serves as a Board Member at Astrotech Corporation and as an Advisory Board Member at Austin-based Spark Cognition. Mr. Humphrey serves on the Compensation and Corporate Governance and Nominating Committees.

Director Independence and Financial Experts
The Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee charters require that each member meet: (i) all applicable criteria defining “independence” that may be prescribed from time to time under NASDAQ Listing Rule 5605(a)(2), Rule 10A-(3) under the Securities Exchange Act of 1934 and other related rules and listing standards, (ii) the criteria for a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, and (iii) the criteria for an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.
The Company’s Board of Directors also makes an affirmative determination annually that all such “independence” standards have been and continue to be met by the independent directors and members of each of the three committees, that each director qualifying as independent is neither an officer nor an employee of Astrotech or any of its subsidiaries nor an individual that has any relationship with Astrotech or any of its subsidiaries, or with management (either directly or as a partner, shareholder or officer of an entity that has such a relationship) which, in the Board of Directors’ opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, a director is presumptively considered not independent if:

•	The director, at any time within the past three years, was employed by Astrotech or any of its subsidiaries;

•
The director or a family member received payments from Astrotech or any of its subsidiaries in excess of $120,000 during any period of twelve consecutive months within the preceding three years (other than for Board or Committee service, from investments in the Company’s securities or from certain other qualifying exceptions);

•
The director is, or has a family member who is, a partner, an executive officer or controlling shareholder of any entity to which Astrotech made to or received from payments for property or services in the current or in any of the prior three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than, with other minor exceptions, payments arising solely from investments in the Company’s securities);

•	The director is, or has a family member who is, employed as an executive officer of Astrotech or any of its subsidiaries any time within the prior three years;

•
The director is, or has a family member who is, employed as an executive officer of another entity where at any time within the prior three years any of Astrotech’s officers served on the compensation committee of the other entity; or

•
The director is, or has a family member who is, a current partner of Astrotech Corporation’s independent auditing firm, or was a partner or employee of that firm who worked on the Company’s audit at any time during the prior three years.

The Board of Directors has determined each of the following directors and director nominees to be an “independent director” as such term is defined by Rule 5605(a)(2) of the NASDAQ Listing Rules: Mark Adams, Sha-Chelle Manning, Daniel T. Russler, Jr., Ronald W. Cantwell and Michael R. Humphrey.
The Board of Directors has also determined that each member of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee during the past fiscal year and the proposed nominees for the upcoming fiscal year meets the independence requirements applicable to those Committees prescribed by NASDAQ and SEC rules.

Executive Officers and Key Employees of the Company Who Are Not Nominees
Set forth below is a summary of the background and business experience of the executive officers of the Company who are not also nominees of the Board of Directors as of June 30, 2017:

Eric N. Stober
Chief Financial Officer, Treasurer and Secretary

Eric Stober joined Astrotech Corporation in 2008 and was promoted to Chief Financial Officer, Treasurer and Secretary in 2013. Mr. Stober brings significant experience in private equity, finance and business start-ups. Prior to joining Astrotech Corporation, he worked at the private equity firm Virtus Financial Group analyzing prospective middle market investments. Additionally, Mr. Stober founded or co-founded several companies, including a web advertising company, a small business tax and financial advisory firm, a sports-based media and entertainment company, and a service provider sourcing company. He has also helped numerous companies raise start-up or growth capital. Mr. Stober began his professional career working for both The Ayco Company, a Goldman Sachs Company, and Lehman Brothers, where he helped wealthy individuals and families manage their investments, taxes, insurance, estate plans, and compensation and benefits.

Mr. Stober has an MBA from the McCombs School of Business at the University of Texas where he was the President of the MBA Entrepreneur Society. He also has an undergraduate degree in Finance from the University of Illinois where he graduated with honors.

Rajesh Mellacheruvu
Vice President and Chief Operating Officer

Rajesh Mellacheruvu has been Vice President and Chief Operating Officer of the Company since February 2015. Prior to joining the Company, Mr. Mellacheruvu was the Managing Director of Noumenon Consulting, Inc., providing consultant services on product strategy, management and business operation to 1st Detect Corporation, a subsidiary of the Company, since 2013. Mr. Mellacheruvu was previously employed by ClearCube Technology, Inc. as Vice President of Products Development and Strategy, Omega Band as an Engineer, and Advance Micro Devices as a Product Development Engineer.

Mr. Mellacheruvu has an MBA in Business Strategy and Finance from Kellogg School of Management at Northwestern University, a Masters in Electrical Engineering from Texas A&M University and a Bachelor’s degree in Electronics and Communication Engineering from Osmania University.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS
The following table sets forth as of September 30, 2017 certain information regarding the beneficial ownership of outstanding Common Stock held by (i) each person known by the Company to be a beneficial owner of more than 5% of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and two most highly compensated executive officers at the end of the Company’s last completed fiscal year, and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by each party.

Name and Address of Beneficial Owners	Shares of Common Stock (#)	Unvested Restricted Stock Grants (#)	Shares Subject to Options Exercisable Within 60 Days of June 30, 2017	Total Number of Shares Beneficially Owned	Percentage of Class (1)
Certain Beneficial Owners
Huckleberry Investments LLP (2)	537,377	—	—	537,377	13.1%
Beck Capital Management (3)	363,303	—	—	363,303	8.8%
Bruce & Co., Inc. (4)	214,015	—	—	214,015	5.2%

Non-Employee Directors: (5)
Mark Adams	108,003	—	21,000	129,003	3.1%
Sha-Chelle Devlin Manning	21,342	—	12,000	33,342	*
Daniel T. Russler	15,800	—	12,000	27,800	*
Ronald W. Cantwell	4,999	4,998	—	9,997	*
Michael R. Humphrey	4,999	4,998	—	9,997	*
Named Executive Officers: (5)
Thomas B. Pickens III	696,401	—	42,500	738,901	18.0%
Eric Stober	93,295	—	4,800	98,095	2.4%
Rajesh Mellacheruvu	35,006	4,333	39,333	78,672	1.9%
All Directors and Executive Officers as a Group (8 persons)	979,845	14,329	131,633	1,125,807	26.6%
*    Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.

1.
Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of September 30, 2017, we had 4,506,473 shares of common stock outstanding.

2.
Information based on Form 13G/A filed with the SEC by Huckleberry Investments LLP on January 20, 2015. Huckleberry Investments LLP, is a fund manager based in the United Kingdom with its principal business conducted at 103 Mount Street, 1st Floor, London W1G 7HQ, UK.

3.
Information based on Form 13F-HR filed with the SEC by Beck Capital Management with the SEC on August 14, 2017. Beck Capital Management is an investment adviser with its principal business conducted at 2009 S. Capital of Texas Highway, Suite 200, Austin, TX 78746.

4.
Information based on Form 13F-HR filed with the SEC by Bruce & Co., Inc. with the SEC on August 9, 2017. Bruce & Co., Inc. is the investment manager for Bruce Fund, Inc., a Maryland registered investment company with its principal business conducted at 20 North Wacker Drive, Suite 2414, Chicago, IL 60606.

5.	The applicable address for all non-employee directors and named executive officers is c/o Astrotech Corporation, 201 W. 5th Street, Suite 1275, Austin, Texas 78701.

EXECUTIVE COMPENSATION
The following table and footnotes provide information on compensation for the services of our Named Executive Officers (“NEOs”) for fiscal year 2017 and, where required, fiscal year 2016.
Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options ($)(3)	All Other Compensation ($)(4)	Total ($)
Thomas B. Pickens III;	2017	464,170	116,417	—	8,554	16,835	605,976
Chief Executive Officer	2016	450,650	118,946	—	—	13,840	583,436

Eric N. Stober;	2017	290,768	61,683	409,741	4,578	14,062	780,832
Chief Financial Officer	2016	282,298	63,023	—	—	14,825	360,146

Rajesh Mellacheruvu;	2017	269,005	57,066	436,817	43,923	8,335	815,146
Chief Operating Officer	2016	249,314	69,431	69,397	211,407	11,082	610,631

1.
Mr. Pickens was awarded $118,946 for performance in fiscal year 2016, paid in September 2016. Mr. Stober was awarded $63,023 for performance in fiscal year 2016, paid in September 2016. Mr. Mellacheruvu was awarded $69,431 for performance in fiscal year 2016, paid in September 2016. Mr. Pickens was awarded $116,417 for performance in fiscal year 2017, paid in September 2017. Mr. Stober was awarded $61,683 for performance in fiscal year 2017, paid in September 2017. Mr. Mellacheruvu was awarded $57,066 for performance in fiscal year 2017, paid in September 2017.

2.	The amounts in this column include both stock grants and restricted stock awards for the executives.

3.
The amounts reported represent the aggregate grant date fair market value of the stock-based and stock option awards granted as computed in accordance with FASB ASC Topic 718. See Note 12 on Form 10-K filed with the SEC on September 18, 2017 for assumptions underlying the valuation of Stock Based Awards and the Stock Options. On May 9, 2017, Mr. Pickens was awarded 40,000 options, Mr. Stober was awarded 20,000 options, and Mr. Mellacheruvu was awarded 25,671 options. These options vest over a three-year period.

4.
The amounts in this column include the following: supplemental disability insurance premiums, cellular telephone service allowances, matching contributions under our 401(k) savings plan for Messrs. Stober and Mellacheruvu, and payments associated with a car allowance for Mr. Pickens.

Employment Agreements
The Company entered into an employment agreement with Mr. Pickens on October 6, 2008, which sets forth, among other things, Mr. Pickens’ minimum base salary, bonus opportunities, provisions with respect to certain payments, and other benefits upon termination of employment under certain circumstances such as without “Cause,” “Good Reason” or in event of a “Change in Control” of the Company. Please see Potential Payments Upon Termination or Change in Control for a description of such provisions. Pursuant to the employment agreement between the Company and Mr. Pickens, his required minimum annual base salary is $360,000. He is eligible for short-term cash incentives, as are all employees of the Company. None of the other NEOs are party to an employment agreement.
Cash Bonus Awards
During fiscal year 2017, the Compensation Committee awarded bonuses to directors, NEOs, and employees in recognition of individual performance. Each NEO’s maximum bonus is an amount equal to 50% of his annual base salary, subject to Compensation Committee discretion.
Performance-Based Equity Compensation
We believe that a substantial portion of each NEO’s compensation should be in the form of performance-based awards, particularly equity-based awards that align the interests of management with that of the shareholders. Providing long-term compensation such as equity awards allows the Company to attract and incentivize qualified executives with less cash outlay, and to retain the executives over a longer period. During fiscal year 2017, awards were given to the NEOs. On May 9, 2017, the Compensation Committee granted Mr. Pickens, Mr. Stober, and Mr. Mellacheruvu grants of 40,000 stock options, 20,000 stock options, and 25,671 stock options, respectively; each grant vests in equal annual installments over a three year period subject to the individual NEO’s continuous employment with the Company.
Long-Term Equity Compensation Awards
The Compensation Committee has the authority to grant equity compensation awards under our Astrotech 2008 Stock Incentive Plan (the “2008 Stock Incentive Plan”) and the 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”).
Summary of the 2008 Stock Incentive Plan
The 2008 Stock Incentive Plan permits the discretionary award of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and incentive awards.
Any employee or consultant of the Company (or its subsidiaries) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2008 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 600,000 shares of Common Stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $25,000,000.
The maximum number of shares of the Company’s Common Stock, no par value, that may be delivered pursuant to awards granted under the 2008 Stock Incentive Plan is 1,100,000 shares of Common Stock. Any shares subject to an award under the 2008 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise canceled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2008 Stock Incentive Plan. A maximum of 1,100,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2008 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2008 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.
Our Board of Directors last approved the amended and restated 2008 Stock Incentive Plan on April 7, 2015 during a Board of Directors meeting.
Summary of the 2011 Stock Incentive Plan
The 2011 Stock Incentive Plan permits the discretionary award of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and incentive awards.
Any employee or consultant of the Company (or its subsidiary) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2011 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 160,000 shares of Common Stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $5,000,000.
The maximum number of shares of the Company’s common stock, no par value, that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan is 750,000 shares of Common Stock. Any shares subject to an award under the 2011 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise canceled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2011 Stock Incentive Plan. A maximum of 375,000 shares of Common Stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2011 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2011 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.

Our Board of Directors last approved the amended and restated 2011 Stock Incentive Plan on April 7, 2015 during a Board of Directors meeting.
Equity Compensation Plan Information
The following table summarizes information, as of June 30, 2017, regarding our equity compensation plans pursuant to which grants of stock options, restricted stock, and other rights to acquire shares of Company common stock may be granted from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders:
2008 Stock Incentive Plan	46,750	$2.90	—
2011 Stock Incentive Plan	318,502	$6.55	4,000
Equity compensation plans not approved by security holders:
None	—	$—	—
Total	365,252	$6.08	4,000
Outstanding Equity Awards at the End of Fiscal Year 2017
The following table shows certain information about equity awards as of June 30, 2017:

	Option Awards (1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(2)	Number of Securities Underlying Unexercised & Unearned Options (#)(3)	Option Exercise Price ($)	Expiration Date	Number of Shares Not Yet Vested (#)(4)	Market Value of Shares Not Yet Vested at Grant Date ($)
Thomas B. Pickens III	22,500	—	3.55	09/13/2021	—	—
	20,000	—	6.00	08/21/2022	—	—
	—	40,000	5.85	05/09/2027	—	—
Eric N. Stober	2,800	—	3.55	09/13/2021	—	—
	2,000	—	6.00	08/21/2022	—	—
	—	20,000	5.30	05/09/2027	—	—
Rajesh Mellacheruvu	5,333	2,666	16.00	04/07/2025	4,333	13,866
	34,000	—	7.50	02/17/2026	—	—
	—	25,671	5.30	05/09/2027	—	—

1.	All exercisable options will expire 90 days after the date of employee’s termination.

2.
Options granted on September 13, 2011 and August 21, 2012 vested upon the Company’s common stock achieving a closing price of $7.50 on October 21, 2013. These options expire 10 years from the grant date.

3.	Options granted vest in equal annual installments over a three year period subject to the NEO’s continuous employment with the Company.

4.	Restricted shares awarded to Mr. Mellacheruvu vest over a three year period subject to his continued employment with the Company.
The following table provides information with respect to the vesting of each NEO’s outstanding exercisable options:

Schedule of Vested Astrotech Stock Option Grants	Amount Vested (#)
Thomas B. Pickens III	42,500
Eric N. Stober	4,800
Rajesh Mellacheruvu	39,333
401(k) Savings Plan
We maintain a tax-qualified retirement plan that provides eligible employees, including NEOs, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Currently, the Company makes a matching contribution equal to 100% of the first 5% of the compensation a participant contributes to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions, if any, are deductible by the Company when made. The 401(k) plan does not promise any guaranteed minimum returns or above-market returns; the investment returns are dependent upon actual investment results. Accordingly, when determining annual compensation for executive officers, the Company does not consider the individuals’ retirement plan balances and payout projections.
Potential Payments Upon Termination or Change in Control
As noted above, the Company has entered into an employment agreement with Mr. Pickens that provides for payments and other benefits in connection with termination of his employment for a qualifying event or circumstance and for enhanced payments in connection with such termination after a Change in Control (as defined below). A description of the terms with respect to each of these types of terminations follows.
Termination other than after a Change in Control
The employment agreement provides for payments of certain benefits upon the termination of the employment of the NEO. The NEO’s rights upon termination of his employment depends upon the circumstances of the termination. For purposes of the employment agreement, Mr. Pickens’ employment may be terminated at any time by the Company upon any of the following:

•	Death of the NEO;

•	In the event of physical or mental disability where the NEO is unable to perform his duties;

•
For Cause or Material Breach where Cause is defined as conviction of certain crimes and/or felonies, and Material Breach is defined to include certain specified failures of the NEO to perform duties or uphold fiduciary responsibilities; or

•	Otherwise at the discretion of the Company and subject to the termination obligations set forth in the employment agreement.

The NEO may terminate his employment at any time upon any of the following:

•	Death of the NEO;

•	In the event of physical or mental disability where the NEO is unable to perform his duties;

•	The Company’s material reduction in the NEO’s authority, perquisites, position, title or responsibilities or other actions that would give the NEO the right to resign for “Good Reason;” or

•	Otherwise at the discretion of the NEO and subject to the termination obligations set forth in the employment agreement.

Termination after a Change in Control
A termination after a Change in Control is similar to the severance provisions described above, except that Mr. Pickens becomes entitled to benefits under these provisions only if his employment is terminated within twelve months following a Change in Control. A Change in Control for this purpose is defined to mean (i) the acquisition by any person or entity of the beneficial ownership of securities representing 50% or more of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board of Directors of the Company; (ii) the date on which the majority of the members of the Board of Directors of the Company consists of persons other than directors nominated by a majority of the directors on the Board of Directors at the time of their election and (iii) the consummation of certain types of transactions, including mergers and the sale or other disposition of all, or substantially all, of the Company’s assets.
As with the severance provisions described above, the rights to which the NEO is entitled under the Change in Control provisions upon a termination of employment are dependent on the circumstances of the termination. The definitions of Cause and other reasons for termination are the same in this termination scenario as in a termination other than after a Change in Control.

DIRECTOR COMPENSATION
Overview
Astrotech’s director compensation program consists of cash-based as well as equity-based compensation. The Board of Directors recognizes that cash compensation is an integral part of the compensation program and has instituted a fixed and variable fee structure to provide compensation relative to the required time commitment of each director. The equity component of Astrotech’s director compensation program is designed to build an ownership stake in the Company while conveying an incentive to directors relative to the returns recognized by our Shareholders.
Cash-Based Compensation
The Company’s directors, other than the Chairman of each the Audit, Compensation, and Corporate Governance and Nominating Committees, receive an annual stipend of $40,000 paid upon the annual election of each non-employee director or upon joining the Board of Directors. The Chairman of the Audit Committee receives an annual stipend of $55,000, the Chairman of the Compensation Committee receives an annual stipend of $47,500, and the Chairman of the Corporate Governance and Nominating Committee receives an annual stipend of $45,000, recognizing the additional duties and responsibilities of each of those roles.
In addition, each non-employee director receives a meeting fee of $4,000 for each meeting of the Board of Directors attended by such director in person and $1,500 by conference call.
The Chairman of the Audit Committee receives $1,250 for attendance at Audit Committee meetings in person or by conference call; all other members of the Audit Committee receive $1,000 for attendance at meetings in person or by conference call. The Chairman of the Compensation Committee receives $1,000 for attendance at Compensation Committee meetings in person or by conference call; all other members of the Compensation Committee receive $750 for attendance at meetings in person or by conference call. The Chairman of the Corporate Governance and Nominating Committee receives $1,000 for attendance at Corporate Governance and Nominating Committee meetings in person or by conference call; all other members of the Corporate Governance and Nominating Committee receive $750 for attendance at meetings in person or by conference call. All directors are reimbursed ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with the Business Expense Reimbursement policy applicable to all employees of the Company.
Equity-Based Compensation
Under provisions adopted by the Board of Directors, each non-employee director receives 5,000 shares of restricted common stock issued upon his first election to the Board of Directors, subject to board discretion. Other stock awards are given to the directors at the discretion of the Compensation Committee. Restricted stock and stock options granted typically terminate in 10 years. Already vested shares do not expire upon termination of the director’s term on the Board of Directors.
Pension and Benefits
The non-employee directors are not eligible to participate in the Company’s benefits plans, including the 401(k) plan.
Indemnification Agreements
The Company is party to indemnification agreements with each of its directors and executive officers that require the Company to indemnify the directors and executive officers to the fullest extent permitted by Washington state law. The Company’s Articles of Incorporation also require the Company to indemnify both the directors and executive officers of the Company to the fullest extent permitted by Washington state law.

Fiscal Year 2017 Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Mark Adams	53,500	—	53,500
Sha-Chelle Manning	59,250	—	59,250
Daniel T. Russler, Jr.	65,500	—	65,500
Ronald W. Cantwell	75,000	—	75,000
Michael R. Humphrey	54,500	—	54,500
Total	307,750	—	307,750

The table below provides the number of outstanding stock options and unvested restricted stock held by each non-employee director as of June 30, 2017.

Name	Aggregate Number of Options Outstanding (#)	Aggregate Number of Unvested Restricted Stock Shares Outstanding (#)
Mark Adams	26,000	—
Sha-Chelle Manning	17,000	—
Daniel T. Russler, Jr.	17,000	—
Ronald W. Cantwell	8,000	6,666
Michael R. Humphrey	8,000	6,666
Total	76,000	13,332

PROPOSAL 2 - REINCORPORATION FROM WASHINGTON TO DELAWARE
APPROVAL TO REINCORPORATE ASTROTECH CORPORATION
FROM THE STATE OF WASHINGTON TO THE STATE OF DELAWARE
The Board of Directors has unanimously approved and recommends to the Company’s shareholders this proposal to change the Company’s state of incorporation from the State of Washington to the State of Delaware (the “Reincorporation”). If the Company’s shareholders approve this proposal, the Company will accomplish the Reincorporation as described below.
The Plan of Conversion
The Company intends to effect the Reincorporation by converting into a Delaware corporation (the “Conversion”). The Company will convert into a Delaware corporation, with all of the rights, privileges, powers, properties and debts of the Company to be unaffected. The Company will effect the Reincorporation by filing a Certificate of Conversion, attached hereto as Appendix A, and the proposed Delaware Certificate of Incorporation, including the Certificate of Designation of Series A Junior Participating Preferred Stock, in substantially the form attached to this Proxy Statement as Appendix C (the “Delaware Charter”) with the Delaware Secretary of State and by filing Articles of Entity Conversion with the Washington Secretary of State. In order to file Articles of Entity Conversion with the Washington Secretary of State, shareholders must approve the Plan of Entity Conversion attached hereto as Appendix B. A shareholder’s vote in favor of this Proposal 2 will constitute approval of the Certificate of Conversion, Plan of Entity Conversion and the Delaware Charter. If this Proposal is approved by the shareholders, the Company expects to file the Certificate of Conversion and Delaware Charter with the Delaware Secretary of State and Articles of Entity Conversion with the Washington Secretary of State, as soon as possible following the Annual Meeting.
The Reincorporation Process
If the Conversion becomes effective, the Company will be governed by the Delaware Charter and by the Delaware By-laws, substantially in the form attached to this Proxy Statement as Appendix D (the “Delaware By-laws”). The Company will be governed by the Delaware General Corporation Law (the “DGCL”) instead of the Washington Business Corporation Act (“WBCA”). The Company’s current Washington Charter and Washington By-laws will cease to have any force or effect following the Reincorporation.
The address and phone number of the Company’s principal office will stay the same. Following the Reincorporation, the Company will have the same operations, assets and obligations. We believe that there will be no material accounting consequences resulting from the Reincorporation. Each outstanding share of Company common stock will be automatically converted into one share of common stock of the Delaware corporation resulting from the conversion. Any stock certificate representing issued and outstanding shares of common stock before the conversion will continue to represent the same number of shares of common stock after the conversion.
Effective Time
If the Reincorporation is approved, it is anticipated that the Board of Directors will cause the Reincorporation to be effected as promptly as practicable following the Annual Meeting. However, the Reincorporation may be delayed or terminated and abandoned by action of the Board of Directors at any time prior to the effective time, whether before or after the approval by the Company’s shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.
Reasons for the Reincorporation
The Board of Directors believes that shareholder approval of the Reincorporation provides the following advantages to the Company:

•	Delaware corporate law is highly developed and predictable;

•	the Company will have access to Delaware’s specialized courts for corporate law;

•	the Company may find it easier to recruit future board members and other leaders;

•	the Company’s ability to raise outside capital may be improved;

•	the Reincorporation will likely reduce legal fees and administrative burdens; and

•	the Reincorporation will not impact the Company’s daily business operations or require relocation of offices.
 Highly Developed and Predictable Corporate Law
The Board of Directors believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major U.S. corporations and the DGCL and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in our legal affairs than is presently available under the WBCA.
Access to Specialized Courts
Delaware has a specialized Court of Chancery that hears corporate law cases. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In addition, Court of Chancery actions and appeals from Court of Chancery rulings proceed expeditiously. In contrast, Washington does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of Washington corporate law are either heard by the Washington Superior Court, the general trial court in Washington that hears all types of cases, or, if federal jurisdiction exists, a federal district court.
Easier Recruitment of Future Board Members and Other Leaders
The Company competes for talented individuals to serve on our management team and on our Board of Directors. The Board of Directors believes that the better understood and comparatively stable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public and private companies, many of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.
Additionally, the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under the WBCA. The Board of Directors believes that Reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers.
In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.
Improved Ability to Raise Capital
In the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL.
Opportunity to Reduce Legal Fees and Administrative Burden
The Company regularly looks for ways to reduce administrative burden and reduce costs. The Board of Directors expects the familiarity and proliferation of Delaware law to assist in the reduction of administrative burden.
No Impact on Business Locations
The Reincorporation will not result in the Company moving its headquarters from Texas and will not require relocating the physical location of any of its offices due solely to the Reincorporation.
Regulatory Approval
The only required regulatory or governmental approvals or filings necessary in consummating the Reincorporation will be the filing of the Articles of Entity Conversion with the Secretary of State of Washington, the filing of the Certificate of Conversion and Delaware Charter with the Secretary of State of Delaware and filings with the SEC under the Exchange Act.
Comparison of Shareholder Rights Before and After the Reincorporation
Because of differences between the WBCA and the DGCL, as well as differences between the Company’s charter and by-laws before and after the Reincorporation, the Reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the WBCA and the DGCL, the Washington Charter and the Delaware Charter, and the Washington By-laws and the Delaware By-laws.
The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and the Delaware By-laws, on the one hand, and the WBCA and the Washington Charter and Washington By-laws, on the other hand. The summary below is qualified in its entirety by reference to the WBCA, the Washington Charter, the Washington By-laws, the DGCL, the Delaware Charter and the Delaware By-laws. The Washington Charter and Washington By-laws are publicly available in our filings with the SEC, which are available on the SEC's web site at http://www.sec.gov.

Capital Stock; Rights Agreement
Delaware Provisions
The Washington Charter currently authorizes the Company to issue (i) up to 15,000,000 shares of its common stock and (ii) up to 2,500,000 shares of preferred stock. Under the Delaware Charter, this will not change. The Delaware Charter will designate a par value of $0.001 for both common stock and preferred stock.
The holders of common stock will be entitled to one vote for each share on all matters voted on by all of the shareholders, including the election of directors. Notwithstanding the foregoing, under the Delaware Charter holders of common stock shall not be entitled to vote on any amendment to the Delaware Charter that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Delaware Charter (including any provisions added to the Delaware Charter in the future as a result of the Board of Directors authorizing preferred stock for issuance). The holders of common stock will not have any cumulative voting, conversion, redemption or preemptive rights. The holders of common stock will be entitled to such dividends as may be declared from time to time by the Board of Directors from funds available therefor.
The Delaware Charter authorizes the Board of Directors to adopt one or more resolutions to provide for the issuance of one or more series of preferred stock and to establish the designation, powers, preferences and rights of the shares of each series. The rights of a series of preferred stock may include, without limitation, rights to voting, redemption, conversion and preferences on dividends and liquidation distributions, that are not provided to the holders of common stock.
On July 29, 2009, the Board of Directors declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock. The dividend was payable on August 10, 2009 to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one thousandth of a share of Series D Junior Participating Preferred Stock (the “Washington Junior Preferred Stock”) of the Company, at a price of $3.31 per share of, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (as amended, the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent. In connection with the Reincorporation, the Company will amend the Rights Agreement so that each Right will entitle the registered holder to purchase from the Company one one thousandth of a share of Series A Junior Participating Preferred Stock of the Company (the “Delaware Junior Preferred Stock”). The terms of the Delaware Junior Preferred Stock are substantially the same as the terms of the Washington Junior Preferred Stock. The rights under the Rights Plan are only exercisable following a Distribution Date (or other event) set forth in the Rights Plan. As such Rights are not currently exercisable and they will not become exercisable as a result of the Reincorporation.
Washington Provisions
The Washington Charter currently authorizes the Company to issue (i) up to 15,000,000 shares of its common stock and (ii) up to 2,500,000 shares of preferred stock. Under the Delaware Charter, this will not change. The Washington Charter designates no par value for both common stock and preferred stock.
The holders of the Company’s common stock are entitled to one vote for each share on all matters voted on by all of the shareholders, including the election of directors. The holders of the Company’s common stock do not have any cumulative voting, conversion, redemption or preemptive rights. The holders of the Company’s common stock are entitled to such dividends as may be declared from time to time by the Company’s Board of Directors from funds legally available therefor.
The Washington Charter authorizes the Board of Directors to adopt one or more resolutions to provide for the issuance of one or more series of preferred stock and to establish the designation, powers, preferences and rights of the shares of each series. The rights of a series of preferred stock may include, without limitation, rights to voting, redemption, conversion and preferences on dividends and liquidation distributions, that are not provided to the holders of common stock.
The terms of the Delaware Junior Preferred Stock are substantially similar to the terms of the Washington Junior Preferred Stock.
Number of Directors; Election; Removal; Filling Vacancies
Delaware Provisions
The Delaware Charter provides that the maximum number of directors will be 15, with the exact number determined from time to time by a majority of the entire Board of Directors. Delaware law permits corporations to classify their Board of Directors so that less than all of the directors are elected each year to overlapping terms. The Delaware Charter will not provide for a classified board. Each director will serve for a term ending on the date of the subsequent annual meeting following the annual meeting at which such director was elected. Directors hold office until their successors are elected and qualified or until their earlier death, resignation, retirement, disqualification or removal.

Under the DGCL, directors may be removed with or without cause, provided that directors may only be removed for cause if a corporation has a classified board. Because the Delaware Charter and Delaware By-laws do not establish a classified board, directors may be removed with or without cause. Delaware law generally provides that a director may be removed by the affirmative vote of a majority of the shares then entitled to vote at an election of directors. The Delaware Charter provides that a vacancy on the Board of Directors, including any vacancy resulting from an enlargement of the Board of Directors, shall be filled exclusively by a majority of the directors then in office.
Washington Provisions
The Washington Charter provides that the maximum number of directors will be 15, with the exact number determined from time to time by a majority of the entire Board of Directors. The directors are elected by the shareholders at the annual meeting and all directors hold office until their successors are elected and qualified, or until their earlier death, resignation or removal. The WBCA permits a corporation to classify its Board of Directors so that less than all of the directors are elected each year to overlapping terms. The Washington Charter does not provide for a classified Board of Directors and each director serves for a term ending on the date of the next subsequent annual meeting following the annual meeting at which such director was elected.
Under the WBCA, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Washington Charter provides that any director may be removed only for cause, from office at any time, at a meeting called for that purpose, and only by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. The Washington Charter provides that a vacancy on the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, shall be filled by a majority of the directors then in office.
Cumulative Voting for Directors
Delaware Provisions
Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter will allow cumulative voting only if it is provided in respect to a series of preferred stock created and issued in the future.
Washington Provisions
Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors. The Washington Charter provides that cumulative voting does not exist with respect to shares of stock of the Company.
Business Combinations; Interested Transactions
Delaware Provisions
Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination (which includes certain mergers, sales and leases of assets, issuances of securities and similar transactions) with any “interested stockholder” for a three-year period following the time that such person or entity becomes an interested stockholder unless (i) prior to such time, the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by certain persons) or (iii) on or subsequent to such time, the business combination is approved by the Board of Directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.
Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter and the Delaware By-laws do not contain any provision electing to exclude the Company from the restrictions of Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring the Company to negotiate in advance with the our Board of Directors, since the 66 2/3% shareholder approval requirement would be avoided if the Board of Directors approve either the business combination or the transaction which results in the shareholder becoming an interested stockholder.

Washington Provisions
Washington law imposes restrictions on certain transactions between a Washington publicly-traded corporation and certain significant shareholders. Chapter 23B.19 of the WBCA prohibits a “target corporation” from engaging in certain “significant business transactions” with a person or group who acquires voting shares representing 10% or more of the voting power of a target corporation (an “acquiring person”) for a period of five years after such acquisition, unless the significant business transaction with, or the acquisition of shares by, the acquiring person is approved by a majority of the members of the target corporation’s Board of Directors prior to the date of the share acquisition or, at or subsequent to the date of the share acquisition, the significant business transaction is approved by a majority of the members of the target corporation’s Board of Directors and authorized at a shareholders’ meeting by the vote of at least two-thirds of the outstanding voting shares of the target corporation, excluding shares owned or controlled by the acquiring person. “Significant business transactions” include, among others, a merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the acquiring person, termination of 5% or more of the employees of the target corporation as a result of the acquiring person’s acquisition of 10% or more of the shares, or allowing the acquiring person to receive any disproportionate benefit as a shareholder. After the five-year period during which significant business transactions are prohibited, certain significant business transactions may occur if certain “fair price” criteria or shareholder approval requirements are met. Target corporations include all publicly-traded corporations incorporated under Washington law, as well as publicly traded foreign corporations that meet certain requirements.
     In contrast to the comparable provisions under Delaware law, a Washington publicly-traded corporation is not permitted to exclude itself from these restrictions.
Limitation of Liability of Directors
Delaware Provisions
The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL, which concerns payment of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.
The Delaware Charter provides that a director will not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction based on a director’s breach of his or her duty of care.
Washington Provisions
The WBCA permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for acts or omissions that involve (i) intentional misconduct by the director or a knowing violation of law by a director, (ii) liability for unlawful distributions or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. The exclusions from a director’s limitation of liability are narrower and more specific under Washington law than under the comparable provisions of Delaware law, with the result that the scope of the elimination of liability may be broader under Washington law.
The Washington Charter provides that a director of the Company shall have no personal liability to the Company or its shareholders for monetary damages for breach of conduct as a director; provided that a director will remain liable for acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, for voting or assenting to an unlawful distribution, or for any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. This provision does not affect the availability of equitable remedies such as an injunction based upon a director’s breach of the duty of care.
Indemnification of Officers and Directors
Both the WBCA and the DGCL permit a corporation to indemnify officers, directors, employees and agents for certain liabilities, losses and expenses they incur by reason of their service to the corporation. Both states’ laws provide that a corporation may advance expenses of defense in certain circumstances, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions
The DGCL generally requires a corporation to indemnify a current or former director or officer against expenses incurred in defending a proceeding related to such person's service to the corporation to the extent such person has been successful on the merits or otherwise in such proceeding. In addition, the DGCL generally provides that a corporation may indemnify, among others, its present and former directors and officers against expenses (including attorney's fees), judgments, fines and amounts paid in settlement of actions, if certain requirements are met including that the individual acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation; except that no indemnification may be paid against judgments and amounts paid in settlements in actions by or in the right of the corporation. A Delaware corporation generally may not indemnify a person against expenses to the extent the person is adjudged liable to the corporation.
The Delaware By-laws generally provide that the Company will indemnify, to the fullest extent authorized by the DGCL, among others, any person who was or is a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company against all expense, liability and loss (including attorneys' fees) incurred by such person in connection, therewith, subject to certain exceptions. The Delaware By-laws generally provide that current and former directors and officers will be entitled to receive from the Company advancement for expenses (including, without limitation, attorneys’ fees) incurred in defending any such action, suit or proceeding provided that a person delivers an undertaking to repay the amounts so advanced if it is ultimately determined that he or she is not entitled to indemnification for these expenses.
Washington Provisions
The WBCA provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.
The WBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, (i) indemnification is mandatory if the director is wholly successful on the merits or otherwise in such a proceeding, and permits a director to apply for court-ordered indemnification and (ii) an officer of the corporation who is not a director is entitled to mandatory indemnification and is entitled to apply for court-ordered indemnification to the same extent as a director. The Washington Charter does not limit these statutory rights to mandatory indemnification.
The Washington Charter and Washington By-laws generally provide that to the full extent permitted by the WBCA, the Company shall indemnify any person made or threatened to be made a party to any proceeding by reason of the fact that he or she is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, against all expense, liability and loss (including, without limitation, attorneys’ fees) actually and reasonably incurred or suffered by such person in connection with the proceeding, and that reasonable expenses (including , without limitation, attorneys’ fees) incurred by such person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding upon receipt of a written affirmation of the director’s good faith belief that the director met the requisite standard of conduct and a written undertaking to repay the advance if it is ultimately determined that the director did not meet the standard of conduct.
Special Meetings of Shareholders
Delaware Provisions
Under the DGCL, a special meeting of shareholders may be called by the corporation’s Board of Directors or by such persons as may be authorized by the corporation’s certificate of incorporation or By-laws. The Delaware Charter provides that a special meeting may be called at any time only by (i) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, (ii) the Chairman of the Board or (iii) the Chief Executive Officer.
Washington Provisions
Under the WBCA, a corporation must hold a special meeting of shareholders upon request by the Board of Directors or by such persons authorized to do so by the articles of incorporation or By-laws. Generally, a corporation must also hold a special meeting of shareholders if the holders of at least ten percent of all votes entitled to be cast at a special meeting deliver to the corporation a demand for a special meeting. However, a corporation that is a public company may in its articles of incorporation limit or deny the right of shareholders to call a special meeting.
The Washington Charter provide that special meetings of shareholders may be called only by (i) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, (ii) the Chairman of the Board or (iii) the President.

Amendment or Repeal of the Certificate of Incorporation
Delaware Provisions
Under the DGCL, unless the certificate of incorporation requires a greater vote, amendments to the certificate of incorporation must be approved by the Board of Directors and generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, except that a corporation may amend the certificate of incorporation to change the corporation’s name or to delete certain inoperative provisions(including information about the incorporator and the initial directors and provisions for stock reclassifications and stock splits that have already been effected) without shareholder approval.
Washington Provisions
Under the WBCA, a Board of Directors may amend the corporation’s articles of incorporation without shareholder approval (i) to change any provisions with respect to the par value of any class of shares, if the corporation has only one class of shares outstanding, (ii) to delete the names and addresses of the initial directors, (iii) to delete the name and address of the initial registered agent or registered office, (iv) if the corporation has only one class of shares outstanding, solely to effect a forward or reverse stock split, or change the number of authorized shares of that class in proportion to such forward or reverse split or (v) to change the corporate name. Other amendments to the articles of incorporation must be approved, in the case of a public company, by the Board of Directors and a majority of the votes entitled to be cast on the proposed amendment, provided that the articles of incorporation may require a greater vote.
Amendment to By-laws
Delaware Provisions
Under the DGCL, directors may amend the by-laws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Charter provides that the Board of Directors will have the power to adopt, amend, alter or repeal the Delaware By-laws.  Under the DGCL, the shareholders also possess the right to amend, alter or repeal a corporation’s by-laws. The Delaware By-laws provide that its terms may be amended by the shareholders by the affirmative vote of the holders of a majority of the voting power of the Company's outstanding shares that are entitled to vote on the amendment.
Washington Provisions
The WBCA provides that the Board of Directors may amend or repeal a corporation’s by-laws, or adopt new by-laws, unless (i) the articles of incorporation reserve this power exclusively to the shareholders or (ii) the shareholders, in amending, repealing or adopting a particular by-law, provide expressly that the Board of Directors may not amend or repeal that by-law. The shareholders may also amend or repeal a corporation’s by-laws, or adopt new by-laws, even though the by-laws may also be amended or repealed by the Board of Directors. The Washington Charter provides that the Board of Directors has the power to adopt, amend or repeal the by-laws of the Company.
Committees of the Board of Directors
Delaware Provisions
The DGCL provides that the Board of Directors may delegate certain of its duties to one or more committees. A Delaware corporation can delegate to a committee of the Board of Directors, among other things, the responsibility of nominating candidates for election to the office of director, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Under the DGCL, a committee may not (i) approve or adopt (or recommend to the shareholders) any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to shareholders for approval; or (ii) adopt, amend or repeal the by-laws of the corporation.
Washington Provisions
The WBCA also provides that the Board of Directors may delegate certain of its duties to one or more committees elected by a majority of the Board of Directors. Under the WBCA, each committee may exercise such powers of the Board of Directors as are specified by the Board of Directors; however, a committee may not (i) authorize or approve a distribution except in accordance with a general formula or method prescribed by the Board of Directors, (ii) approve or propose to shareholders any action that the WBCA requires be approved by shareholders, (iii) fill vacancies on the Board of Directors or on any of its committees, (iv) approve amendments to the articles of incorporation not requiring shareholder approval, (v) adopt, amend or repeal By-laws, (vi) approve a plan of merger not requiring shareholder approval or (vii) approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares except within limits specifically prescribed by the board.

Mergers, Acquisitions and Shareholder Voting on Other Actions
Delaware Provisions
Under the DGCL, and subject to limited exceptions, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by the Board of Directors and the holders of a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the corporation’s certificate of incorporation is not amended in the merger, the shares of stock of the corporation remain outstanding and the common stock of the corporation issued in the merger does not exceed 20% of the previously outstanding common stock; or (ii) the merger is with a wholly owned subsidiary for the purpose of forming a holding company and, among other things, the certificate of incorporation and by-laws of the holding company immediately following the merger will be identical to the certificate of incorporation and by-laws of the corporation prior to the merger.
The default quorum and voting requirements (for electing directors and taking other actions for which a vote is not required by applicable law) set forth in the Delaware By-laws are substantially the same as the quorum and voting requirements set forth in the Washington Charter and Washington By-laws, except that, following the Reincorporation, the presence in person or by proxy of the holders one-third of the stock outstanding and entitled to vote will constitute a quorum at annual and special meetings of shareholders.
Washington Provisions
Under the WBCA, a merger, share exchange, sale of all or substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a corporation must be approved by the Board of Directors and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher or lower proportion is specified in the articles of incorporation. The Washington Charter does not alter this requirement.
The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger.
Class Voting
Delaware Provisions
The DGCL requires voting by a separate class of stock only with respect to amendments to the certificate of incorporation that adversely affect the powers, preferences or special rights of the class or that increase or decrease the aggregate number of authorized shares or the par value of the shares of the class. The class vote to increase or decrease the aggregate number of authorized shares of a class may be eliminated by a provision in the certificate of incorporation. The Delaware Charter provides that no class vote of preferred stock is required to increase or decrease the aggregate number of authorized shares of preferred stock.
Washington Provisions
Under the WBCA, a corporation’s articles of incorporation may authorize one or more classes or series of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Additionally, under the WBCA, classes or series of shares have, by default application, special voting rights with respect to certain corporate matters, such as certain amendments to the articles of incorporation and mergers and share exchanges. Under the WBCA, a corporation’s articles of incorporation may expressly limit the rights of holders of a class or series to vote as a group with respect to certain amendments to the articles of incorporation and as to mergers and share exchanges, even though they may adversely affect the rights of holders of that class or series.
Preemptive Rights
Delaware Provisions
Under Delaware law, a shareholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter does not provide any preemptive rights to shareholders.
Washington Provisions
Under Washington law, a shareholder has preemptive rights unless such rights are specifically denied in the articles of incorporation. The Washington Charter states that shareholders do not have any preemptive rights.

Transactions with Officers and Directors
Delaware Provisions
The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or between a corporation and an entity in which one or more of its directors or officers are directors or officers, or have a financial interest will not be void or voidable solely for this reason or solely because the director or officer is present at and participated in the meeting of the Board of Directors or committee which authorizes the contract or transaction or solely because any such director’s or officer’s votes are counted for such purpose if (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the shareholders.
Washington Provisions
The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if, after disclosure of the material facts of such conflicting interest transaction (i) it is approved by a majority of the qualified directors on the Board of Directors or an authorized committee, but in either case by no fewer than two qualified directors; or (ii) it is approved by a majority of all qualified shares; otherwise, there must be a showing that at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.
Stock Redemptions and Repurchases
Delaware Provisions
Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.
Washington Provisions
Under the WBCA, a corporation may repurchase or redeem its own shares provided that no repurchase or redemption may be made if, after giving effect to the repurchase or redemption (i) the corporation would not be able to pay its liabilities as they become due or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the repurchase or redemption, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those whose shares are being repurchased or redeemed.
Proxies
Delaware Provisions
Under the DGCL, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period.  Under the DGCL, a duly executed proxy will be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, and the interest may be in the stock itself or an interest in the corporation generally.
Washington Provisions
Under the WBCA, a proxy executed by a shareholder will remain valid for 11 months unless a longer period is expressly provided in the appointment, or unless it is revoked by such shareholder. A proxy will be irrevocable by the shareholder granting it if it includes a statement as to its irrevocable nature, and is coupled with an interest.
Consideration for Stock
Delaware Provisions
Under the DGCL, shares of stock with par value may be issued for such consideration, having a value not less than the par value of the shares being issued, as determined from time to time by the Board of Directors. The consideration received by the corporation for issuing stock may consist of cash, any tangible or intangible property or any benefit to the corporation, or any combination of these forms of consideration.

Washington Provisions
Under the WBCA, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.
Appraisal and Dissenters’ Rights
Under the DGCL and the WBCA, shareholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger (though the availability of dissenter’s rights under the WBCA occurs in more circumstances than under the DGCL). These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder.
Delaware law provides that a holder of shares of any class or series has the right, in specified circumstances, to dissent from a merger or consolidation by demanding payment in cash for the shareholder’s shares equal to the fair value of those shares, as determined by the Delaware Court of Chancery in an action timely brought by the corporation or by a dissenting shareholder. Delaware law grants these appraisal rights only in the case of mergers and consolidations and limited actions that convert a corporation into a “public benefit corporation.” Delaware law provides an exception to a shareholder’s appraisal rights commonly known as the “market-out” exception. In accordance with this exception, appraisal rights will not be available if shareholders hold stock of a corporation that is either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. There is no similar exception under Washington law. Holders of common stock will not have appraisal rights under Delaware law while the market-out exception is applicable, except in circumstances where such holders would receive consideration in a transaction other than (a) stock of the surviving corporation, (b) stock of any other corporation that is or will be listed on a national securities exchange or held by more than 2,000 shareholders of record, (c) cash in lieu of fractional shares or (d) any combination of the foregoing. In addition, subject to limited exceptions, appraisal rights are generally not available (i) to holders of shares of the surviving corporation in specified mergers that do not require the vote of the shareholders of the surviving corporation or (ii) with respect to stock that, immediately before a merger or consolidation, was listed on a national securities exchange and either the total number of shares demanding appraisal represent 1% or less of the outstanding shares of the class of such stock or the value of the consideration provided in the merger for such shares demanding appraisal is $1 million or less.
If a proposed corporate action creating dissenters’ rights under the WBCA is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the WBCA provides various procedures for the dissenter and the corporation to arrive at a fair value, which may ultimately be resolved by petition to a superior court of the county in Washington where a corporation’s principal office or registered office is located. The WBCA requires a corporation to pay dissenting shareholders the amount the corporation estimates to be the fair value of their shares, plus interest, generally within 30 days following the effective date of the corporate action. In contrast, under the DGCL, shareholders exercising their appraisal rights will not receive any money for their shares until the entire proceeding concludes, unless there is a settlement of the appraisal claims or a decision by the surviving corporation to pay dissenting shareholders a sum determined by the surviving corporation before the conclusion of the appraisal proceeding in order to defray interest on the appraisal award. Under certain circumstances, this difference with respect to timing of payment to shareholders exercising dissenter’s rights may make it more difficult for a person to exercise such rights.
This discussion of appraisal or dissenter’s rights is qualified in its entirety by reference to the DGCL and the WBCA, which provide more specific provisions and requirements for dissenting shareholders.
Dividends
Delaware Provisions
The DGCL provides that the corporation may pay dividends out of surplus, or, in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of capital represented by issued and outstanding stock having a preference on the distribution of assets. The DGCL permits a corporation to pay a dividend consisting of shares of its capital stock by transferring from surplus to the corporation’s capital an amount equal to the aggregate par value of the shares issued pursuant to the dividend.
Washington Provisions
The WBCA provides that shares may be issued pro rata and without consideration to the corporation’s shareholders as a share dividend. The Board of Directors may authorize other distributions to its shareholders provided that no distribution may be made if, after giving it effect, (i) the corporation would not be able to pay its liabilities as they become due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.
Corporate Action Without a Shareholder Meeting
Delaware Provisions
The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation provides otherwise. The Delaware Charter prohibits shareholders from taking action by written consent.
Washington Provisions
If the corporation is a public company, the WBCA only permits action to be taken by shareholders without holding an actual meeting if the action is taken unanimously by all shareholders entitled to vote on the action.
Advance Notice of Director Nomination and Proposals by Shareholders
Delaware Provisions
The Delaware By-laws require shareholders who wish to nominate a person for election as a director or to propose other business to submit a written notice in advance of an annual or special meeting of shareholders that contains a description of the proposal or nomination and certain information with respect to the shareholder, including the name and address of the shareholder as it appears on the books of the Company. Compared to the Washington By-laws, the Delaware By-laws require a shareholder to provide more detailed information about its nominees for director and more information about the stock and certain other derivative securities that may be owned by the shareholder and its affiliates. To be timely in connection with an annual meeting, the notice of nominees or proposals must be delivered to the Secretary of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the previous year’s annual meeting, provided that a different deadline applies if the meeting is more than 30 days before or more than 60 days after such anniversary date. Under the Delaware By-laws, a nominee for director must provide additional information and representations to be qualified to serve as a director, including an agreement to comply with the Board’s publicly disclosed policies and providing disclosure to the Company about any arrangements that the nominee may have with third parties regarding his or her nomination or election (including any agreements about how the nominee would vote as a director if elected and whether the nominee will receive compensation from a third party with respect to the nominee’s election or service as a director). These notice requirements do not apply to proposals included in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.
Washington Provisions
The Washington By-laws require shareholders who wish to nominate a person for election as a director or to propose other business to submit a written notice in advance of an annual or special meeting of shareholders that contains a description of the proposal or nomination and certain information with respect to the shareholder, including the name and address of the shareholder as it appears on the books of the Company. To be timely in connection with an annual meeting, the notice of nominees or proposals must be delivered to the Secretary of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the previous year’s annual meeting, provided that a different deadline applies if the meeting is more than 30 days before or more than 60 days after such anniversary date. These notice requirements do not apply to proposals included in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.
Forum Selection
Delaware Provisions
The Delaware Charter includes a forum selection provision, which requires a record or beneficial owner of stock to bring certain legal actions (including claims against the directors and officers for breach of fiduciary duty) exclusively in the Delaware Court of Chancery (or another Delaware court if the Court of Chancery does not have jurisdiction), unless the Company consents in writing to a different forum. The forum selection provisions applies to actions brought directly by record or beneficial owners and to derivative actions that a person proposes to bring on behalf of the Company.
Washington Provisions
The Washington Charter and Washington By-laws do not include a forum selection provision.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF WASHINGTON TO THE STATE OF DELAWARE.

PROPOSAL 3 – RATIFICATION OF INDEPENDENT AUDITOR
On April 1, 2015, the Astrotech Audit Committee engaged BDO USA, LLP as independent auditor for the fiscal year ended June 30, 2015. With regards to this proposal, the Board of Directors is requesting the shareholders to ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending June 30, 2018. The ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for fiscal year 2018 requires the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of shares of our common stock.
Ratification Requirements and Governance
There is no requirement that the Company submit the appointment of independent auditors to shareholders for ratification or for the appointed auditors to be terminated if the ratification fails, but Astrotech believes that it is sound corporate governance to submit the matter to shareholder vote. The Sarbanes-Oxley Act of 2002 states the Audit Committee is solely responsible for the appointment, compensation, and oversight of the independent auditor. As such, the Audit Committee may consider the appointment of other Independent Registered Public Accounting Firm if the shareholders choose not to ratify the appointment of BDO USA, LLP. Additionally, the Audit Committee may terminate the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.
Independence
In making its recommendation to ratify the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2018, the Audit Committee has considered whether the provision of non-audit services by BDO USA, LLP is compatible with maintaining the independence of BDO USA, LLP. Although BDO USA, LLP is engaged to provide tax preparation work, the Audit Committee believes the non-audit services provided do not hinder their independence to Astrotech.
Annual Meeting Representation
Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions from the shareholders present.
Audit Committee Pre-Approval Policy
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of BDO USA, LLP, the Company’s Independent Registered Public Accounting Firm. The Audit Committee’s policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.
The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals, provided that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent auditors.
Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, for the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by BDO USA, LLP in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation. The aggregate fees billed for the fiscal year 2017 for professional services rendered by BDO USA, LLP was $176,512. The aggregate fees billed for the fiscal year 2016 for professional services rendered by BDO USA, LLP was $165,802.

Audit-Related Fees
There were no audit-related fees billed by or to be billed by BDO USA, LLP for the fiscal years ended June 30, 2017 and 2016.
Tax Fees
Tax fees consist of tax compliance and preparation and other tax services. Tax compliance and preparation consist of fees billed for professional services related to federal and state tax compliance and assistance with tax return preparation. This fee includes services charged related to our R&D tax credits. The aggregate fees billed for the fiscal year 2017 for professional services rendered by BDO USA, LLP was $40,178. The aggregate fees billed for the fiscal year 2016 for professional services rendered by BDO USA, LLP was $66,001.
All Other Fees
The Company paid no other fees to BDO USA, LLP during the fiscal years 2017 and 2016.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2018.

PROPOSAL 4 – APPROVAL OF AMENDMENT TO ASTROTECH CORPORATION
2011 STOCK INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARES
Description of the Proposed Amendment
The Board of Directors, the Compensation Committee, and Astrotech’s management believe that the use of stock based compensation aligns the long-term interests of management and shareholders by providing incentives to employees who foster the innovation and entrepreneurial spirit which drives our business strategy and our execution. In 2011, the Board of Directors adopted and shareholders approved the 2011 Stock Incentive Plan. On October 12, 2017, the Board of Directors approved an amendment to the 2011 Stock Incentive Plan to increase the aggregate number of shares of our common stock available under the 2011 Stock Incentive Plan by an additional 225,000 shares of Common Stock. This will increase the number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan from 750,000 to 975,000 shares. If approved by the Company’s shareholders, the amendment will be effective on December 7, 2017, the date of the annual meeting.
Description of the 2011 Stock Incentive Plan
The principal features of the 2011 Stock Incentive Plan as of the date of this Proxy Statement are summarized below. This summary does not contain all the information that may be important to you. A copy of the proposed amendment to increase the number of shares is included as Appendix E to this Proxy Statement and a copy of the complete text of the 2011 Stock Incentive Plan as in effective prior to the amendment is included as Appendix F to this Proxy Statement. The following description is qualified in its entirety by reference to the text of the 2011 Stock Incentive Plan, as amended, as it is proposed to be further amended. You are urged to read the 2011 Stock Incentive Plan in its entirety.
Administration.   The 2011 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the terms of the 2011 Stock Incentive Plan, the Compensation Committee has the power to select the persons eligible to receive awards under the 2011 Stock Incentive Plan, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. The Compensation Committee may delegate its authority under the 2011 Stock Incentive Plan described in the preceding sentence to officers of the Company, but may not delegate its authority to grant awards under the 2011 Stock Incentive Plan or take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The Compensation Committee also has the authority to interpret the 2011 Stock Incentive Plan, and to establish, amend or waive rules necessary or appropriate for the administration of the 2011 Stock Incentive Plan.
Eligibility.   Any employee or consultant of the Company (or its subsidiary) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2011 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 160,000 shares of Common Stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $5,000,000. As of the date of this proxy, no allocations of future awards have been made or considered by the Compensation Committee.
Shares Subject to the 2011 Stock Incentive Plan.   The maximum number of shares of the Company’s common stock, that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan as proposed to be amended is 975,000 shares of common stock. Any shares subject to an award under the 2011 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2011 Stock Incentive Plan. A maximum of 375,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2011 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2011 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.
Limited Transferability of Awards.   Awards granted under the 2011 Stock Incentive Plan may not be sold, transferred, pledged or assigned, except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Compensation Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option for the benefit of immediate family members.
Amendment of the 2011 Stock Incentive Plan.   The Board of Directors has the power and authority to terminate or amend the 2011 Stock Incentive Plan at any time; provided, however, the Board may not, without the approval of shareholders: (i) other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2011 Stock Incentive Plan; (ii) amend the requirements as to the class of employees eligible to receive common stock under the 2011 Stock Incentive Plan; (iii) extend the term of the 2011 Stock Incentive Plan; (iv) increase the maximum limits on awards to covered employees as set for compliance with Section

162(m) of the Internal Revenue Code; or (v) decrease the authority granted to the Compensation Committee under the 2011 Stock Incentive Plan in contravention of Rule 16b-3 under the Securities Exchange Act of 1934.
In addition, to the extent that the Compensation Committee determines that the listing requirements of any national securities exchange or quotation system on which the Company’s common stock is then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require Shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages, the 2011 Stock Incentive Plan will not be amended without approval of the Company’s Shareholders. No amendment to the 2011 Stock Incentive Plan may adversely affect, in any material way, any rights of a holder of an outstanding award under the 2011 Stock Incentive Plan without such holder’s consent.
Change in Control.   Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” generally means the occurrence of any one or more of the following events:

•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common stock or combined voting power;

•
Individuals who constitute the Board of Directors of the Company as of the effective date of the 2011 Stock Incentive Plan, or successors to such members approved by the then Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	Approval by the Shareholders of the Company of a merger or the sale or other disposition of all or substantially all of the assets of the Company; or

•	The adoption of any plan or proposal for the liquidation or dissolution of the Company.
Award Agreements and Term.   All awards under the 2011 Stock Incentive Plan will be authorized by the Compensation Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No stock options may be exercisable for more than ten years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company’s common stock, five years from the date of grant. In no event may awards be granted after the expiration of ten years from the effective date of the 2011 Stock Incentive Plan.
Stock Options.   A grant of a stock option entitles a participant to purchase from the Company a specified number of shares of common stock at a specified price per share. In the discretion of the Compensation Committee, stock options may be granted as non-statutory stock options or incentive stock options, but incentive stock options may only be granted to employees. The exercise price of each stock option is set by the Compensation Committee, but all stock options granted under the 2011 Stock Incentive Plan must have an exercise price that is equal to or greater than 100% of the market value as of the grant date of the shares covered by the option (except as described in this paragraph). The 2011 Stock Incentive Plan does not allow “discounted” stock options. Thus, an individual would be able to profit from an option only if the fair market value of the Company’s common stock increases after the option is granted and vests. An exception may be made only for options that the Company grants to substitute for options held by employees of companies that the Company acquires, in which case the exercise price preserves the economic value of the employee’s cancelled stock option from his or her former employer.
An option cannot be exercised until it vests. The Compensation Committee establishes the vesting schedule at the time the option is granted. Vesting typically requires continued employment or service by the participant for a period of years. A vested option may be exercised only before it expires. In general, options expire ten years after grant date.
The aggregate fair market value of the common stock with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000. The purchase price per share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company’s common stock as of the grant date or, if the incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the Company’s common stock, 110% of the fair market value of the common stock on the grant date.
The exercise price for shares of common stock acquired on exercise of a stock option must be made in full at the time of the exercise. Payment may be paid in cash, or, if approved by the Compensation Committee, delivery of shares of the Company’s common stock that have been held by the optionee with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be issuable upon exercise, participation in a broker-assisted “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Compensation Committee.
Stock Appreciation Rights (SARs).   SARs are awards that are subject to vesting and payment of an exercise price, which provide a participant the right to receive an amount of money equal to (1) the number of shares exercised, (2) times the amount by which the then-current value of the Company’s common stock exceeds the exercise price. The exercise price cannot be less than 100% of the fair market value of the common stock on the grant date. Thus, an individual would be able to profit from an SAR only if the fair market value of the Company’s common stock increases after the SAR is granted and vests. Each SAR is subject to a vesting schedule established by the Compensation Committee and expires under the same rules that apply to options.
Restricted Stock.   A grant of restricted stock is an award of shares of the Company’s common stock subject to restrictions or limitations set forth in the 2011 Stock Incentive Plan and in the related award agreement. The award agreement for restricted stock will specify the time period during which such award may be subject to forfeiture and any performance goals that must be met to remove any restrictions on such award. Except for limitations on transfer or other limitations set forth in the award agreement, holders of restricted stock have all of the rights of a Shareholder of the Company, including the right to vote the shares, and, if provided in the award agreement, the right to receive any dividends.
Other Awards.   The Compensation Committee may grant to any participant other forms of awards payable in shares of the Company’s common stock or cash. The terms and conditions of such other form of award will be specified in the award agreement. Such awards may be granted for no cash consideration other than services already rendered, or for such other consideration as may be specified by the award agreement.
Performance-Based Awards.   Awards may be granted under the 2011 Stock Incentive Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash. Performance criteria include (but are not limited to) such measurements as profits, profit-related return ratios, return measures, cash flows, earnings, net sales growth, net earnings or income, gross, operating or net profit margins, productivity ratios, share price, turnover of assets, capital or inventory, expense targets, margins, measures of health, safety or environment, operating efficiency, customer service or satisfaction, market share, credit quality, debt ratios and working capital targets. Performance shares (also referred to as “restricted stock units” or “stock awards”) and performance units result in a payment to the participant in shares or cash, as determined by the Compensation Committee, if the performance goals and/or other vesting criteria (for example, continued service with the Company) set by the Compensation Committee are satisfied. The award agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values. Performance shares and performance units that are settled in shares are very similar to awards of restricted stock, except that in the case of performance shares and performance units, any vested shares are not issued until the payment date specified in the award. In the case of an award of restricted stock, the shares are issued promptly after the grant date but are subject to a vesting schedule.
Termination of Employment, Death, Disability and Retirement.   Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions which may be specified in any particular award agreement, the period during which vested awards may be exercised following a termination of employment are described below. If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or 90 days after the date of termination of employment. In the event of the termination of participant’s employment for cause, all vested awards immediately expire. Upon a participant’s retirement, any vested award will expire on the earlier of the expiration date set forth in the award agreement for such award or six months after the date of retirement (three months in the case of incentive stock options). Upon the death or disability of a participant, any vested award will expire on the earlier of the expiration date set forth in the award agreement or the one year anniversary date of the participant’s death or disability.
U.S. Federal Income Tax Consequences of 2011 Stock Incentive Plan
The following is a general summary, as of the date of this proxy statement, of the United States federal income tax consequences associated with the grant of awards under the 2011 Stock Incentive Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances, thus the tax consequences for any particular individual may be different. Also, this information may not be applicable to any employees of foreign subsidiaries or to participants who are not residents of the United States.
Nonstatutory Stock Options and Stock Appreciation Rights (SARs).   A participant receiving a nonstatutory stock option, or SAR that has been issued with an exercise price not less than the fair market value of the Company’s common stock on the grant date, will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonstatutory stock option or SAR, the difference between the exercise price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option or SAR, any additional gain or loss will be a capital gain or loss.
Incentive Stock Options.   Incentive stock options granted under the 2011 Stock Incentive Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code. A participant receiving a grant of incentive stock options will not recognize taxable income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company (or its subsidiary) or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the exercise price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the grant date and one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (i.e., a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the exercise price (but not more than the gain on the disposition if it is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal tax deduction in a like amount), and the balance of any gain will be capital gain. To the extent that the aggregate fair market value of stock (determined on the grant date) with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonstatutory stock options.
Payment Using Shares.   If a participant pays the exercise price of a nonstatutory or incentive stock option with previously-owned shares of the Company’s common stock, and the transaction is not a Disqualifying Disposition of an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction.
Restricted Stock, Performance Units and Performance Shares.   A recipient of restricted stock, performance units or performance shares will not have taxable income upon grant. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares. For restricted stock only, a recipient may instead elect to be taxed at the time of grant by making an election under Section 83(b) of the Internal Revenue Code. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the vesting date or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and deductible for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss.
Certain Limitations on Deductibility of Executive Compensation.   With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonstatutory stock option or stock appreciation right, or the disqualifying disposition of stock purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation as described in Section 162(m), provided that such compensation has been approved by Shareholders and certain other requirements are met. If approved by our Shareholders, we believe that the nonstatutory stock options and other performance-based awards granted under the 2011 Stock Incentive Plan should qualify for the performance-based compensation exception to Section 162(m).
Section 409A.   Section 409A of the Internal Revenue Code provides certain new requirements for non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or after the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form of distribution after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.
Awards granted under the 2011 Stock Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
ERISA
The Company believes that the 2011 Stock Incentive Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2011 Stock Incentive Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Plan Benefits
Any future awards granted to directors, executive officers, and non-executive officer employees under the 2011 Stock Incentive Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.
In lieu of the foregoing, the following table presents the number of shares of our common stock subject to stock options and the aggregate grant date fair value of such awards granted under the 2011 Stock Incentive Plan during the fiscal year ended June 30, 2017 to our chief executive officer, the other named executive officers, the current executive officers as a group, all non-executive officers and employees as a group and all non-employee directors as a group. As of June 30, 2017, the fair market value of a share of our common stock (as determined by the closing price quoted on the NASDAQ Global Select Market) was $4.55.

Name and Title	Stock Options (#)
Thomas B. Pickens III, Chief Executive Officer	40,000
Eric Stober, Chief Financial Officer	20,000
Rajesh Mellacheruvu, Chief Operating Officer	25,671
All Current Executive Officers as a Group	85,671
All Non-Executive Officers and Employees as a Group	65,036
All Non-Employee Directors as a Group	31,000
The following table sets forth the number of shares subject to stock options previously granted under the 2011 Stock Incentive Plan through June 30, 2017. These share numbers do not take into account the effect of options that have been cancelled or that expired unexercised and do not reflect shares subject to other types of awards that may have been granted to participants under the plan.

Name and Title	Stock Options (#)
Thomas B. Pickens III, Chief Executive Officer	60,000
Eric Stober, Chief Financial Officer	24,800
Rajesh Mellacheruvu, Chief Operating Officer	67,671
All Current Executive Officers as a Group	152,471
All Non-Executive Officers and Employees as a Group	74,036
All Non-Employee Directors as a Group	91,000
Equity Compensation Plan Information
The following table is as of June 30, 2017.

Plans Previously Approved by Security Holder	Options Authorized	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available at June 30, 2017 for future issuance under equity compensation plans (excluding securities reflected in column (a)
2008 Stock Incentive Plan (1)	1,100,000	46,750	$2.90	—
2011 Stock Incentive Plan (2)	750,000	318,502	$6.55	4,000

1.
The 2008 Stock Incentive Plan authorizes the award of stock grants, restricted stock and stock options. The number and price of the awards granted to employees is determined by the Board of Directors and such options vest, in most cases, incrementally over a period of four years and expire no more than ten years after the date of grant.

2.
The 2011 Stock Incentive Plan authorizes the award of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards payable in cash or common stock, and other incentive awards. The number and price of the awards granted to employees is determined by the Board of Directors, and options expire no more than 10 years from the date of the grant.

REPORT OF THE AUDIT COMMITTEE
The Board of Directors has established an Audit Committee of independent directors which operates under a written charter adopted by the Board of Directors. The charter was amended and restated in May 2004. Astrotech’s management is responsible for establishing a system of internal controls and for preparing the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. Astrotech’s independent auditors are responsible for auditing the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing their report based on that audit. Under the Audit Committee’s charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors. The Audit Committee is also directly responsible for selecting and evaluating the independent auditors, reviewing, with the independent auditors, the plans and scope of the audit engagement, and reviewing with the independent auditors their objectivity and independence.
Most members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by management and Astrotech’s independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Astrotech’s independent auditors are in fact “independent” for fiscal year 2017. The Board of Directors has determined that for fiscal year 2017, Ronald W. Cantwell, Sha-Chelle Manning, and Daniel T. Russler, Jr. were audit committee financial experts and such persons are independent as defined under the federal securities laws.
In connection with the preparation of the audited financial statements included in Astrotech’s annual report on Form 10-K for the year ended June 30, 2017:

•	The Audit Committee reviewed and discussed the audited financial statements with the independent auditors and management.

•
The Audit Committee discussed with the independent auditors the matters required to be discussed by PCAOB Auditing Standard AS 1301, Communications with Audit Committees. In general, this auditing standard requires the auditors to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments, disagreements with management, and the auditors’ judgment about the quality of the Company’s accounting principles.

•
The Audit Committee received from the independent auditors written disclosures and the letter regarding their independence required by PCAOB Rule 3526, and discussed with the auditors their independence. In general, PCAOB Rule 3526 requires the auditors to disclose to the Audit Committee any relationship between the auditors and its related entities and Astrotech that in the auditors’ professional judgment may reasonably be thought to bear on independence. The Audit Committee also considered whether the independent auditors’ provision of non-audit services to Astrotech was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2017 be included in Astrotech’s annual report on Form 10-K filed with the SEC.
This report is submitted by the Audit Committee of the Board of Directors.
The members of the Audit Committee are:
Ronald W. Cantwell (Chairman)
Sha-Chelle Manning
Daniel T. Russler, Jr.
The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

ADDITIONAL INFORMATION
Proxy Solicitation Expense
The Company will bear all expenses of the solicitation, including the cost of preparing and mailing the proxy materials. In addition to solicitation by mail, officers and employees of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile. For the Annual Meeting, the Company will engage Morrow Sodali LLC (“Morrow”) to assist us with the solicitation of proxies for a fee of approximately $10,000, plus reasonable out-of-pocket expenses. In addition, we have retained Morrow to request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting.
Deadline for Submission of Shareholder Proposals for Next Year’s Annual Meeting
Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2018 Annual Meeting of Shareholders must submit the proposal to us at our corporate headquarters no later than July 12, 2018, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Shareholders who intend to present a proposal at our 2018 Annual Meeting of Shareholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after August 9, 2018 but no later than September 8, 2018. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Discretionary Voting of Proxies on Other Matters
The Board of Directors for the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.
Householding of Proxy Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write us at the following address and telephone number: 201 W. 5th Street, Suite 1275, Austin, Texas 78701, Attention: Secretary; telephone: (512) 485-9530. If you would prefer to receive separate copies of the Company’s annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address or telephone number.

OTHER MATTERS
We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented to the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.
The Form 10-K, including the Company’s audited financial statements for the year ended June 30, 2017, is being distributed to all shareholders of record as of the record date.

By Order of the Board of Directors,

Eric Stober Chief Financial Officer, Treasurer and Secretary Austin, Texas

Appendix A

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.)	The jurisdiction where the Non-Delaware Corporation first formed is the State of Washington.

2.)
The jurisdiction immediately prior to filing this Certificate is the State of Washington. Immediately prior to the effectiveness of the filing of this Certificate, the Non-Delaware Corporation was a Washington corporation.

3.)	The date the Non-Delaware Corporation first formed is August 22, 1984.

4.)	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is “Astrotech Corporation.”

5.)	The name of the Corporation as set forth in the Certificate of Incorporation filed in accordance with Section 265(b) of the Delaware General Corporation Law (the “DGCL”) is “Astrotech Corporation.”

6.)	The conversion of the Non-Delaware Corporation has been approved in accordance with Section 265 of the DGCL.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the ___________day of _________________, A.D._______________.

Astrotech Corporation

By:	Thomas B. Pickens III
Chief Executive Officer

Appendix B

PLAN OF CONVERSION
OF
ASTROTECH CORPORATION

This Plan of Conversion is made pursuant to WBCA 23B.09.020 to convert Astrotech Corporation, a Washington corporation (the “Converting Entity”), to Astrotech Corporation, a Delaware corporation (the “Surviving Entity”).

1.
The name of the Converting Entity is Astrotech Corporation. The address of the Converting Entity is 201 West 5th Street, Suite 1275, Austin, Texas 78701, and its jurisdiction of organization is Washington.

2.
The name of the Surviving Entity is Astrotech Corporation. The address of the Surviving Entity 201 West 5th Street, Suite 1275, Austin, Texas 78701, and its jurisdiction of organization shall be Delaware.

3.	The terms and conditions of the conversion are as follows:

a.
The Conversion. The conversion of the Converting Entity to the Surviving Entity (the “Conversion”) shall be effected by (i) the filing of articles of entity conversion (the “Washington Articles of Conversion”), in such form as required by the provisions of WBCA 23B.09.040, with the Secretary of State of the State of Washington as provided in WBCA 23B.09.040, and (ii) the filing of a certificate of conversion (the “Delaware Certificate of Conversion”), in such form as required by the provisions of Section 265 of the General Corporation Law of the State of Delaware (the “Delaware Law”), and a certificate of incorporation (the “Delaware Certificate of Incorporation”), in such form as required by the provisions of Section 102 of the Delaware Law, with the Secretary of State of the State of Delaware as provided in the Delaware Law.

b.
Effective Time. The Conversion shall become effective at such time as the Washington Articles of Conversion are filed with the Secretary of State of the State of Washington, and both the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation have been duly filed with the Secretary of State of the State of Delaware or at such time thereafter as is specified in the Washington Articles of Conversion and Delaware Certificate of Conversion, if any (the time that the Conversion becomes effective, the “Effective Time”).

c.
Effect of Conversion. At the Effective Time, the Converting Entity shall be converted into the Surviving Entity and shall be governed by and subject to the law of jurisdiction of the Surviving Entity. From and after the Effective Time, the Conversion shall have the effects set forth in WBCA 23B.09.050. Without limiting the generality of the foregoing, (i) the Conversion shall be a continuation of the existence of the Converting Entity and the Surviving Entity shall be deemed to be the same entity as existed before the Conversion; (ii) the title to all real estate and other property owned by the Converting Entity shall be vested in the Surviving Entity without reversion or impairment, (iii) the Surviving Entity shall have all the liabilities of the Converting Entity; (iv) a proceeding pending against the Converting Entity may be continued as if the Conversion had not occurred or the Surviving Entity may be substituted in the proceeding for the Converting Entity; and (v) the Converting Entity shall not be required to wind up its affairs, pay its liabilities, distribute its assets or dissolve, and the Conversion shall not be deemed a dissolution of the Converting Entity.

4.	The manner and basis of converting the capital stock of the Converting Entity into capital stock of the Surviving Entity shall be as follows:
By virtue of the Conversion, and without any action on the part of the shareholders of the Converting Entity, each issued and outstanding share of common stock, no par value, of the Converting Entity shall be converted into and represent 1 issued and outstanding share of common stock, par value $0.001 per share, of the Surviving Entity. Each stock certificate of the Converting Entity evidencing ownership of any such shares shall, as of the Effective Time, evidence ownership of such shares of common stock of the Surviving Entity. Each Right (as defined in the Rights Agreement dated as of July 29, 2009 between the Converting Entity and American Stock Transfer & Trust Company, LLC, as amended (the “Rights Agreement”)) outstanding immediately prior to the Effective Time shall, as of the Effective Time, represent a right to purchase such fraction of a share of Series D Junior Participating Preferred Stock, $0.001 par value, of the Surviving Entity as is determined in accordance with the Rights Agreement.

5.
The full text of the Certificate of Incorporation of the Surviving Entity as in effect immediately after the Conversion is attached hereto as Exhibit A. The full text of the Bylaws of the Surviving Entity as in effect immediately after the Conversion is attached hereto as Exhibit B.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has duly executed this Plan of Conversion on behalf of the Converting Entity this ____ day of ___________, 2017.

Astrotech Corporation

By:	Thomas B. Pickens III
Chief Executive Officer

Exhibit A
Delaware Certificate of Incorporation

[See Appendix C to this Proxy Statement]

Exhibit B
Delaware By-Laws

[See Appendix D to this Proxy Statement]

Appendix C

CERTIFICATE OF INCORPORATION
OF
ASTROTECH CORPORATION

FIRST: The name of the Corporation is Astrotech Corporation.
SECOND: The address of the Corporation’s registered office in the state of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent at such address is The Corporation Trust Company.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).
FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue is 17,500,000 shares, consisting of 15,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 2,500,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).
4.1 Common Stock. A statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect to the shares of Common Stock is as follows:
(a)    Dividends. The Board of Directors of the Corporation may cause dividends to be paid to the holders of shares of Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends are declared on the Common Stock, whether payable in cash, in property or in shares of stock or other securities of the Corporation, the holders of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them, in such dividends.
(b)    Liquidation Rights. Subject to the terms of any resolution or resolutions adopted by the Board of Directors pursuant to Section 4.2 of this ARTICLE FOURTH, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to share ratably, according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.
(c)    Voting Rights. Except as otherwise provided in this Certificate of Incorporation or required by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by him. Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any resolution adopted pursuant to Section 4.2 of this ARTICLE FOURTH relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any resolution adopted pursuant to Section 4.2 of this ARTICLE FOURTH relating to any series of Preferred Stock).
4.2 Preferred Stock. The Board of Directors is authorized, subject to any limitation prescribed by law, to adopt one or more resolutions to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to applicable Delaware law to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL and without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any resolution adopted pursuant to this Section 4.2.
The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)    The number of shares constituting the series and the distinctive designation of the series;
(b)    The dividend rate (or the method of calculation of dividends) on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;
(c)    Whether the series shall have voting rights, in addition to the voting rights required by law, and if so, the terms of such voting rights;
(d)    Whether the series shall have conversion rights, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;
(e)    Whether or not the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, as the case may be, including the date or dates upon or after which they shall be redeemable or exchangeable, as the case may be, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
(f)    Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;
(g)    The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights or priority, if any, of payment of shares of the series; and
(h)    Any other relative rights, preferences, powers and limitations of that series.
Except for any difference so provided by the Board of Directors, the shares of Preferred Stock will rank on parity with respect to the payment of dividends and to the distribution of assets upon liquidation.
FIFTH:
5.1 Location for Stockholder Meetings. Meetings of stockholders may be held within or outside the state of Delaware or may be held solely by means of remote communication in accordance with the DGCL.
5.2 Stockholder Action. Except as otherwise provided with respect to a series of Preferred Stock in a resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH, any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of such stockholders, and may not be effected by consent of stockholders in lieu of a meeting of stockholders.
5.3 Special Stockholders Meetings. Except as otherwise required by law, special meetings of the Corporation’s stockholders may be called only by (i) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, (ii) the Chairman of the Board, if one is elected, or (iii) the Chief Executive Officer. Only those matters set forth in the notice, of the special meeting may be considered or acted upon at such special meeting, unless otherwise provided by law. Notwithstanding the foregoing, whenever holders of one or more series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH hereto, special meetings of holders of such Preferred Stock.
SIXTH:
6.1 Number of Directors. The number of directors of the Corporation shall be fixed from time to time by the vote of a majority of the entire Board of Directors, except as may be provided by the resolution or resolutions adopted by the Board of Directors of the Corporation in respect of Preferred Stock adopted pursuant to ARTICLE FOURTH hereto, but such number shall in no case be less than one (1) nor more than fifteen (15). Any such determination made by the Board of Directors shall continue in effect unless and until changed by the Board of Directors, but no such changes shall affect the term of any directors then in office.
6.2 Term of Office; Vacancies. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancies and newly created directorships resulting from an increase in the number of directors shall be filled exclusively by a majority of the directors then in office, even if less than a quorum, and shall hold office until the next stockholder’s meeting at which directors are elected and his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.
6.3 Removal. Any director may be removed, with or without cause, upon the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation outstanding and entitled to vote thereon, given at a duly called annual or special meeting of stockholders.
6.4 No Written Ballot. Election of directors need not be by written ballot, unless the By-laws of the Corporation provide otherwise.
6.5 Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH applicable thereto, and each director so elected shall not be subject to the provisions of this ARTICLE SIXTH unless otherwise provided therein.
SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:
(1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(2) The Board of Directors shall have the power to make, alter, amend, change, add to or repeal the By-laws of the Corporation.
(3) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as maybe exercised or done by the Corporation; subject, nevertheless, to the provisions of the DGCL or this Certificate of Incorporation.
(4) Any action permitted or required to be taken by the Board of Directors pursuant to this Certificate of Incorporation may be taken by an authorized committee thereof, except as expressly prohibited by the DGCL or the By-laws.
EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
NINTH: The Corporation reserves the right to repeal, alter or amend this Certificate of Incorporation in the manner now or hereafter prescribed by statute.
TENTH: Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, all Internal Corporate Claims shall be brought solely and exclusively in the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware). “Internal Corporate Claims” means claims, including claims in the right of the Corporation, brought by a stockholder (including a beneficial owner) (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which the DGCL confers jurisdiction upon the Court of Chancery of the State of Delaware.
ELEVENTH: The name and address of the incorporator is as follows:
[Insert]

TWELFTH: The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware. The name and mailing address of the persons who are to serve as the initial directors of the Corporation, or until their successors are duly elected and qualified, are set forth below: 1

Name	Mailing Address

1.	To be directors elected at the 2017 Annual Meeting.

[Signature Page Follows]

The undersigned, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware hereby makes, files and records this Certificate of Incorporation, does hereby certify that the facts herein stated are true, and, accordingly, has executed this Certificate of Incorporation on the date set forth below.

Astrotech Corporation

By:	Thomas B. Pickens III
Chief Executive Officer

Appendix D
Delaware Bylaws

______________________________________________________________________________
ASTROTECH CORPORATION
Incorporated under the laws
of the State of Delaware
_______________________________________

BY-LAWS
_______________________________________

[__________ __, 201_]
______________________________________________________________________________

BY-LAWS
of
ASTROTECH CORPORATION
PREAMBLE
These By-laws are subject to, and governed by, the Delaware General Corporation Law (the “DGCL”) and the Certificate of Incorporation of Astrotech Corporation, a Delaware corporation (the “Corporation”) (the “Certificate”). In the event of a direct conflict between the provisions of these By-laws and the mandatory provisions of the DGCL or the provisions of the Certificate, such provisions of the DGCL or the Certificate, as the case may be, will be controlling.
ARTICLE 1
Offices
SECTION 1.1    Office
The registered office of the Corporation in the State of Delaware shall be at the location determined from time to time by the Corporation’s Board of Directors (the “Board”), and the registered agent in charge thereof shall be as determined by the Board.
SECTION 1.2    Other Offices
The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware.
ARTICLE 2
Meetings of Stockholders
SECTION 2.1    Annual Meetings
The annual meeting of the stockholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place (if any), date and hour as shall be fixed by the Board, within or without the State of Delaware, and designated in the notice or waiver of notice thereof.
SECTION 2.2    Special Meetings
Except as otherwise required by law, special meetings of the stockholders may be called only in accordance with the provisions of the Certificate.
SECTION 2.3    Notice of Meetings
Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by the Certificate or applicable law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, unless these By-laws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

SECTION 2.4    Quorum
At each meeting of the stockholders, except where otherwise provided by the Certificate, these By-laws, or as otherwise required by law, the holders of at least one-third of the voting power of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate vote by a class or classes or series is required, the holders of at least one-third of the voting power of the issued and outstanding shares of such class or classes or series, present in person or by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. When a quorum is present or represented at any meeting, the affirmative vote of a majority of the votes cast affirmatively or negatively on a matter submitted for stockholder action shall decide such matter unless the matter is one upon which, by express provision of law, the Certificate, these By-laws or, with respect to a class or series of Preferred Stock, the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE FOURTH of the Certificate, a different vote is required, in which case such express provision shall govern and control the decision of such matter. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
SECTION 2.5    Organization
At each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:
a.the Chairman;
b.the Chief Executive Officer;
c.any Vice President;
d.any officer of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat; or
e.a stockholder of record who shall be chosen chairman of such meeting by the holders of a majority in voting power of the stock held by the stockholders present in person or by proxy and entitled to vote thereat.
The Secretary or, if he shall be presiding over such meeting in accordance with the provisions of this Section 5 or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.
SECTION 2.6    Order of Business
Each of the chairman of the meeting and the Board shall have the authority to adopt and enforce rules providing for the orderly conduct of a stockholder meeting and the safety of those in attendance, including without limitation the authority to: (i) determine when the polls will open and close on items submitted for stockholder action; (ii) fix the time allotted for consideration of each agenda item and for questions and comments by persons in attendance; (iii) adopt rules for determining who may pose questions and comments during the meeting; (iv) adopt rules for determining who may attend the meeting; and (v) adopt procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. The chairman of the meeting may adjourn or recess any meeting of stockholders, whether pursuant to these By-laws or otherwise, and notice of such adjournment or recess need be given only if required by law.
SECTION 2.7    Voting
Except as may otherwise be required by law or these By-laws, stockholders shall have the voting rights specified in the Certificate.
SECTION 2.8    Action by Stockholders
Any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of such stockholders and may not be effected by consent of stockholders in lieu of a meeting of stockholders.
SECTION 2.9    Voting Procedures and Inspection of Elections

a.The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.
b.The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.
c.The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless Court of Chancery of the State of Delaware, upon application by a stockholder, shall determine otherwise.
d.In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 211(e) or Section 212(c)(2) of the DGCL, or any information provided pursuant to Section 211(a)(2)b.(i) or (iii) of the DGCL, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted in this Section 9, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this Section 9 shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.
SECTION 2.10    Advance Notice of Proposals at Stockholders’ Meetings

a.	Annual Meeting.
(i) Nominations of persons for election to the Board and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to, and in accordance with, the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or any authorized committee thereof or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 10 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 10(a). For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make director nominations or propose other business (other than a proposal included in the Corporation’s proxy materials pursuant to and in compliance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), at an annual meeting of stockholders.
(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary and, in the case of business other than nominations, such business must be a proper subject for stockholder action and the stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these By-laws. To be timely under this Section 10(a), a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the Close of Business (as defined below) on the 90th day nor earlier than the Close of Business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the Close of Business on the 120th day prior to such annual meeting and not later than the Close of Business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which Public Announcement (as defined in Section 10(c)(ii) below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice has been given or with respect to which there has been a Public Announcement of the date of the meeting, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection to the Board (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, and (2) the information required to be submitted by nominees pursuant to Section 11 of this Article II;
(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Exchange Act Schedule 14A) in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;
(C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the other business is proposed:
(1) the name and address of such stockholder, as they appear on the Corporation’s books, and the name and address of such beneficial owner,
(2) the number of shares of Common Stock and any series of Preferred Stock which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the number of shares of Common Stock and any series of Preferred Stock owned of record by the stockholder and such beneficial owner as of the record date for the meeting (except as otherwise provided in Section 10(a)(iii) below), and
(3) a representation that the stockholder intends to appear in person or by proxy at the meeting to make such nomination or propose such business;
(D) as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “Control Person”):
(1) the number of shares of Common Stock and any series of Preferred Stock which are Beneficially Owned (as defined in Section 10(c)(ii) below) by such stockholder or beneficial owner and by any Control Person as of the date of the notice, and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of the number of shares of Common Stock and any series of Preferred Stock Beneficially Owned by such stockholder or beneficial owner and by any Control Person as of the record date for the meeting (except as otherwise provided in Section 10(a)(iii) below),
(2) a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder, beneficial owner or Control Person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting (except as otherwise provided in Section 10(a)(iii) below),
(3) a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, beneficial owner or Control Person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of the Common Stock or any series of Preferred Stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or Control Person with respect to any Common Stock or any series of Preferred Stock, and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting (except as otherwise provided in Section 10(a)(iii) below),

(4) a representation whether the stockholder or the beneficial owner, if any, will engage in a solicitation within the meaning of Exchange Act Rule 14a-1(l) with respect to the nomination or other business and, if so, the name of each participant (as defined in Item 4 of Exchange Act Schedule 14A) in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Common Stock or any series of Preferred Stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder (a “Solicitation Statement”).
(iii) Notwithstanding anything in Section 10(a)(ii) above or Section 10(b) below to the contrary, if the record date for determining the stockholders entitled to vote at any meeting of stockholders is different from the record date for determining the stockholders entitled to notice of the meeting, a stockholder’s notice required by this Section 10 shall set forth a representation that the stockholder will notify the Corporation in writing within five business days after the record date for determining the stockholders entitled to vote at the meeting, or by the business day immediately preceding the date of the annual meeting (whichever is earlier), of the information required under clauses (ii)(C)(2) and (ii)(D)(1)-(3) of this Section 10(a), and such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting.
(b) Special Meeting.
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or any authorized committee thereof or (ii) provided that one or more directors are to be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 10(b) is delivered to the Secretary, who is entitled to vote at the meeting and upon such election and who delivers a written notice setting forth the information required by Section 10(a) above. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the notice required by this Section 10(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the Close of Business on the 120th day prior to such special meeting and not later than the Close of Business on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(c) General.
(i) Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in Section 10(a)(i) and Section 10(b) above shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 10(a)(i) above. Except as otherwise required by law, each of the Board or the chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 10. If any proposed nomination or other business is not in compliance, then, except as otherwise required by law, the chairman of the meeting shall have the power to declare that such nomination shall be disregarded or that such other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 10, unless otherwise required by law or otherwise determined by the chairman of the meeting or the Board, if the stockholder does not provide the information required under clauses (a)(ii)(C)(2) and (a)(ii)(D)(1)-(3) of this Section 10 to the Corporation within the time frames specified herein, or if the stockholder (or a Qualified Representative of the stockholder (as defined below)) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 10, to be considered a “Qualified Representative” of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.
(ii) For purposes of this Section 10, the “Close of Business” shall mean 6:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and a “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act. For purposes of clause (a)(ii)(D)(1) of this Section 10, shares shall be treated as “Beneficially Owned” by a person if the person beneficially owns such shares, directly or indirectly, within the meaning of Exchange Act Rule 13d-3, or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (B) the right to vote such shares, alone or in concert with others and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.
(iii) For purposes of this Section 10, the 2017 annual meeting of the stockholders of the Corporation shall be deemed to have been held on December 7, 2017.
SECTION 2.11    Submission of Information by Director Nominees
(a)    To be eligible to be a nominee for election or re-election as a director of the Corporation, a person must deliver to the Secretary at the principal executive offices of the Corporation the following information:
(i)    a written representation and agreement, which shall be signed by such person and pursuant to which such person shall represent and agree that such person: (A) consents to serving as a director if elected and (if applicable) to being named in the Corporation’s proxy statement and form of proxy as a nominee, and currently intends to serve as a director for the full term for which such person is standing for election; (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity: (1) as to how the person, if elected as a director, will act or vote on any issue or question that has not been disclosed to the Corporation; or (2) that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law; (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee that has not been disclosed to the Corporation; and (D) if elected as a director, will comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors (which will be provided to such person promptly following a request therefor); and
(ii)    all completed and signed questionnaires required of the Corporation’s directors (which will be provided to such person promptly following a request therefor).
(b)    A nominee for election or re-election as a director of the Corporation shall also provide to the Corporation such other information as it may reasonably request. The Corporation may request such additional information as necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director.
(c)    Notwithstanding any other provision of these By-laws, if a stockholder has submitted notice of an intent to nominate a candidate for election or re-election as a director pursuant to Section 10 of this Article II, the questionnaires described in Section 11(a)(ii) above and the additional information described in Section 11(b) above shall be considered timely if provided to the Corporation promptly upon request by the Corporation , but in any event within five business days after such request, and all information provided pursuant to this Section 11 shall be deemed part of the stockholder’s notice submitted pursuant to Section 10 of this Article II.
SECTION 2.12    Advisory Stockholder Votes
In order for the stockholders to adopt or approve any precatory proposal submitted to them for the purpose of requesting the Board to take certain actions, a majority of the outstanding stock of the Corporation entitled to vote thereon must be voted in favor of the proposal.
SECTION 2.13    List of Stockholders
The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 12 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
ARTICLE 3
Board of Directors
SECTION 3.1    General Powers
The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate directed or required to be exercised or done by the stockholders.
SECTION 3.2    Number and Term of Office
The number of directors shall be fixed in accordance with the Certificate. Directors need not be stockholders. Each director shall hold office until his successor is elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal in the manner hereinafter provided. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.
SECTION 3.3    Election of Directors
At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon, shall be the directors; provided that for purposes of such vote no stockholder shall be allowed to cumulate his votes.
SECTION 3.4    Resignation and Vacancies
Any director may resign at any time by giving written notice (or notice by electronic transmission) to the Board, the Chairman, the Chief Executive Officer or the Secretary. Such resignation shall take effect at the time specified therein (which may be upon the happening of an event or events specified therein) or, if the time be not specified, upon delivery thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Except as otherwise required by law, vacancies on the Board and newly created directorships will be filled in accordance with the Certificate.
SECTION 3.5    Meetings

a.
Regular Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 6 of this Article III.

b.	Special Meetings. Other meetings of the Board shall be held at such times and places as the Board, the Chairman, the Chief Executive Officer or any two directors shall from time to time determine.

c.
Notice of Meetings. Notice shall be given to each director for each regular and special meeting, including the time and place of such meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a meeting. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to him at such place by telegraph, cable, wireless or other form of recorded communication or by electronic transmission, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held.

d.
Place of Meetings. The Board may hold its meetings at such place or places (if any) within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

e.
Quorum and Manner of Acting. Directors comprising a majority of the total number of authorized directorships shall constitute a quorum for the transaction of business. All matters shall be determined by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present and no further notice thereof need be given.

f.	Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:
(1)the Chairman;
(2)the Chief Executive Officer (if a director); or
(3)a person designated by the Board.
The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.
SECTION 3.6    Directors’ Consent in Lieu of Meeting
Unless otherwise restricted by the Certificate or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board, or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this subsection at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.
SECTION 3.7    Action by Means of Conference Telephone or Similar Communications Equipment
Any one or more members of the Board or any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
SECTION 3.8    Committees

a.
The Board may designate one or more committees, each such committee to consist of one or more directors. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. The Board at any time may change the membership of any committee or amend or rescind the resolution designating the committee. Each committee shall keep a record of proceedings and report the same to the Board to such extent and in such form as the Board may require. Unless otherwise provided in the resolution designating a committee, a majority of all of the members of any such committee may select its Chairman, fix its rules or procedure, fix the time and place of its meetings and specify what notice of meetings, if any, shall be given. Any such committee, to the extent provided in the resolution of the Board, or in these By-laws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopting, amending or repealing any by-law of the Corporation.

b.
A majority of the directors then serving on a committee of the Board shall constitute a quorum for the transaction of business by the committee, unless the Certificate or a resolution of the Board requires a greater or lesser number, provided that in no case shall a quorum be less than 1/3 of the directors then serving on the committee. The vote of the majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee, unless the Certificate or a resolution of the Board requires a greater number.
SECTION 3.9    Compensation
The Board shall have the authority to fix the compensation of directors, which may include their expenses, if any, of attendance at each meeting of the Board or of a committee.
SECTION 3.10    Preferred Stock Directors
Notwithstanding the foregoing, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE FOURTH of the Certificate applicable thereto, and each director so elected shall not be subject to the provisions of this ARTICLE III unless otherwise provided therein.
ARTICLE 4
Officers
SECTION 4.1    Executive Officers
The executive officers of the Corporation shall be determined by the Board and may include a Chairman, a Chief Executive Officer, a Chief Financial Officer, Senior Vice Presidents, Vice Presidents, a Secretary and a Treasurer, and also may include such other officers as the Board may appoint pursuant to Section 3 of this Article IV. Any two or more offices may be held by the same person.
SECTION 4.2    Authority and Duties
All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent so provided, by the Board.
SECTION 4.3    Other Officers
The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Vice Presidents, each of whom shall hold office for such period, have such authority, and perform such duties as the Board, the Chairman, or the Chief Executive Officer may from time to time determine. The Board may delegate to any executive officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.
SECTION 4.4    Term of Office, Resignation and Removal
All executive officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each executive officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any executive officer to give security for the faithful performance of his duties.
Any officer may resign at any time by delivering written notice (or notice by electronic transmission) to the Board, the Chairman, the Chief Executive Officer or the Secretary. Such resignation shall take effect at the time specified therein (which may be upon the happening of an event or events specified therein) or, if the time be not specified, at the time notice is given. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.
All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board with or without cause, subject to any agreements to the contrary.
SECTION 4.5    Vacancies
If the office of Chairman, Chief Executive Officer, Secretary or Treasurer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Except as otherwise provided in these By-laws, any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired and until his successor shall have been duly elected and qualified, unless reelected or reappointed by the Board.
SECTION 4.6    The Chairman
The Chairman of the Board shall perform such duties as shall be assigned to him by the Board from time to time.
SECTION 4.7    The Chief Executive Officer
In the event that the office of Chairman is or becomes vacant, the chief executive officer of the Corporation shall act as Chairman. The Chief Executive Officer shall have general charge and supervision of the operation of the business and affairs of the Corporation. The Chief Executive Officer may authorize, execute and deliver, for and on behalf of the Corporation, deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. He shall from time to time make such reports of the affairs of the Corporation as the Board may require and shall perform all other duties incident to the office of Chief Executive Officer and such other duties as may from time to time be assigned to him by the Board or the Chairman.
SECTION 4.8    Senior Vice President or Vice President
In the event of the death of the Chief Executive Officer or his or her inability to act, the Senior Vice President or Vice President, if any (or if there is more than one Senior Vice President or Vice President, the Senior Vice President or Vice President who was designated by the Board as the successor to the Chief Executive Officer, or if no Senior Vice President or Vice President is so designated, the Senior Vice President first elected to such office or if there is no Senior Vice President, the Vice President first elected to such office) shall perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the Chief Executive Officer. Senior Vice Presidents or Vice Presidents shall have, to the extent authorized by the Chief Executive Officer or the Board, the same powers as the Chief Executive Officer to authorize, execute and deliver, for and on behalf of the Corporation, deeds, mortgages, bonds, contracts, or other instruments. Senior Vice President or Vice Presidents shall perform all other duties incident to the office of Senior Vice President or Vice President and such other duties as from time to time may be assigned to them by the Chief Executive Officer or by the Board. The Board may name any Senior Vice President or Vice President as the Chief Operating Officer, Chief Financial Officer or similar title.
SECTION 4.9    The Secretary
The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record, or cause to be recorded, the minutes of all proceedings in a book to be kept for that purpose. He may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman or the Chief Executive Officer, under whose supervision he shall act. He shall keep, or cause to be kept, in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it may be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest such affixing of the seal. He shall keep in safe custody the certificate books and stockholder records, including registers of the post office address of each stockholder and director, and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the Chief Executive Officer.
SECTION 4.10    The Treasurer
The Treasurer shall supervise and be responsible for the care and custody of the corporate funds and other valuable effects, including securities, and shall keep, or cause to be kept, full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit, or cause to be deposited, all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman, the Chief Executive Officer and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, the Chairman or the Chief Executive Officer.
ARTICLE 5

Contracts, Checks, Drafts, Bank Accounts, Etc.
SECTION 5.1    Execution of Documents
The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to authorize, execute and deliver, for and on behalf of the Corporation, deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to subdelegate) by written instrument to other officers, employees or agents of the Corporation; and, unless so designated or expressly authorized by these By-laws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.
SECTION 5.2    Deposits
All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.
SECTION 5.3    Proxies in Respect of Stock or Other Securities of Other Corporations
The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent in respect of such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.
ARTICLE 6
Shares and Their Transfer; Fixing Record Date; Waiver of Notice
SECTION 6.1    Certificates for Shares
Subject to Section 6.2, every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Each certificate for shares shall be numbered and issued in consecutive order. Certificates of stock in the Corporation, if any, shall be signed, either manually or in facsimile by two of the Chairman, the Chief Executive Officer, any Vice President, the Treasurer (or an Assistant Treasurer, if appointed), the Secretary (or an Assistant Secretary, if appointed) or any other authorized officers of the Corporation. Where a certificate is countersigned by a transfer agent, other than the Corporation or an employee of the Corporation, or by a registrar, the signatures of the Chairman or the Chief Executive Officer or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were such officer, transfer agent or registrar at the date of its issue. All certificates shall include written notice of any restrictions which may be imposed on the transferability of shares.
SECTION 6.2    Shares without Certificates
The Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the stockholder a written statement of the information required by law on the certificates. The written statement shall include written notice of any restrictions which may be imposed on the transferability of such shares.
SECTION 6.3    Transfer of Stock

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate of stock or uncertificated shares in place of any certificate therefor issued by the Corporation to the person entitled thereto, cancel the old certificate and record the transaction in its stock transfer books.
SECTION 6.4    Addresses of Stockholders
Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him.
SECTION 6.5    Replacement
The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
SECTION 6.6    Regulations
The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation.
SECTION 6.7    Fixing Date for Determination of Stockholders of Record
(a)    In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this subsection (a) at the adjourned meeting.
(b)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
SECTION 6.8    Waiver of Notice
Whenever notice is required to be given, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these By-laws.
ARTICLE 7
Seal

The corporate seal shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.
ARTICLE 8
Fiscal Year
The fiscal year of the Corporation shall be fixed by resolution of the Board.
ARTICLE 9
Indemnification and Insurance
SECTION 9.1    Right to Indemnification
Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, that being or having been a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an “indemnitee”), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as a director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless, to the fullest extent permitted by Delaware law, by the Corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys’ fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by the indemnitee in connection with the proceeding, and the indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the Corporation or a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Except as provided in Section 3 of this Article IX with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify the indemnitee in connection with a proceeding (or part of a proceeding) initiated by the indemnitee only if a proceeding (or part of a proceeding) was authorized or ratified by the Board. The right to indemnification conferred in this Article IX shall be a contract right. The intent of this Article IX is to grant each indemnitee the maximum indemnification and advancement of expenses as allowed by law, subject to the limitations expressly provided in this Article IX.
SECTION 9.2    Advancement of Expenses
The right to indemnification conferred in this Article IX shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any proceeding (or part thereof) in advance of its final disposition (an “advancement of expenses”). An advancement of expenses shall be made upon delivery to the Corporation of an undertaking (an “undertaking”), by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the indemnitee is not entitled to be indemnified.
SECTION 9.3    Right of Indemnitee to Bring Suit
If a claim under Sections 1 and 2 of this Article IX is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of litigating the suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX or otherwise shall be on the Corporation.
SECTION 9.4    Nonexclusivity of Rights
The right to indemnification and the advancement of expenses conferred in this Article IX shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of, the Certificate or By-laws of the Corporation, general or specific action of the Board or stockholders, contract or otherwise.

SECTION 9.5    Insurance, Contracts and Funding
The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, partner, trustee, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Corporation would have the authority or right to indemnify the person against the expense, liability or loss under the DGCL or other law. The Corporation may enter into contracts with any director, officer, partner, trustee, employee or agent of the Corporation in furtherance of the provisions of this Article IX and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of the amounts as may be necessary to effect indemnification as provided in this Article IX.
SECTION 9.6    Indemnification of Employees and Agents of the Corporation
In addition to the rights of indemnification set forth in Section 1 of this Article IX, the Corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the Corporation (a) with the same scope and effect as the provisions of this Article IX with respect to indemnification and the advancement of expenses of directors and officers of the Corporation, (b) pursuant to rights granted or provided by the DGCL, or (c) as are otherwise consistent with law.
SECTION 9.7    Persons Serving Other Entities
Any person who, while a director or officer of the Corporation, is or was serving (a) as a director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the Corporation or a majority owned subsidiary of the Corporation is a general partner or has a majority ownership, shall conclusively be deemed to be so serving at the request of the Corporation and entitled to indemnification and the advancement of expenses under Section 1 or 2 of this Article IX, respectively.
SECTION 9.8    Effect of Amendment or Repeal; Survival
Any amendment, alteration or repeal of this Article IX that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal. The right to indemnification and advancement of expenses under this Article IX shall be construed as a contractual right of the indemnitees, shall continue as a vested contractual right, even if a person ceases to be a director or officer of the corporation, and shall inure to the benefit of an indemnitee’s heirs, executors and administrators.
ARTICLE 10
Amendment
These By-laws may be altered, amended or repealed or new By-laws may be adopted by the Board or by the affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of stock of the Corporation.

Appendix E
AMENDMENT
TO
ASTROTECH CORPORATION RESTATED
2011 STOCK INCENTIVE PLAN

The Board of Directors of Astrotech Corporation, a Washington corporation (the “Company”), having reserved the right under Section 7.7 of the Astrotech Corporation 2011 Stock Incentive Plan, restated effective April 7, 2015 (the “Plan”), to amend the Plan, subject to approval of the shareholders of the Company, does hereby amend the Plan as follows:

1.
The first paragraph Section 1.4 of the Plan shall be amended, effective as of December 7, 2017, or such other date as the shareholders of the Company approve this amendment, in its entirety to read as follows:

1.4   Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Nine Hundred Seventy Five Thousand (975,000) Shares of Common Stock. Pursuant to Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be Three Hundred Seventy Five Thousand (375,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.”

2.
Subparagraph (a) of Section 1.4 of the Plan shall be amended, effective as of December 7, 2017, or such other date as the shareholders of the Company approve this amendment, in its entirety to read as follows:

“(a)     Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest under the Incentive Agreement vesting conditions schedule (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be Eighty Thousand (80,000) Shares.”

3.	Except as set forth herein, the other terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused these presents to be executed on this ___ day of __________, 2017, but effective as of the date specified herein.

Astrotech Corporation

By:	Thomas B. Pickens III
Chief Executive Officer

Appendix F

ASTROTECH CORPORATION
2011 STOCK INCENTIVE PLAN, AS AMENDED
(As Effective April 20, 2011)

TABLE OF CONTENTS

Page

1.1 Background and Purpose 1

1.2 Definitions 1

- **(a)** Authorized Officer 1
- **(b)** Board 1
- **(c)** Cause 2
- **(d)** CEO 2
- **(e)** Change in Control 2
- **(f)** Code 2
- **(g)** Committee 2
- **(h)** Common Stock 3
- **(i)** Company 3
- **(j)** Consultant 3
- **(k)** Covered Employee 3
- **(l)** Disability 3
- **(m)** Employee 3
- **(n)** Employment 3
- **(o)** Exchange Act 4
- **(p)** Fair Market Value 4
- **(q)** Grantee 4
- **(r)** Immediate Family 4
- **(s)** Incentive Agreement 5
- **(t)** Incentive Award 5
- **(u)** Incentive Stock Option or ISO 5
- **(v)** Insider 5
- **(w)** Nonstatutory Stock Option or NSO 5
- **(x)** Option Price 5
- **(y)** Other Stock-Based Award 5
- **(z)** Outside Director 5
- **(aa)** Parent 5
- **(bb)** Performance-Based Award 5
- **(cc)** Performance-Based Exception 5
- **(dd)** Performance Criteria 6
- **(ee)** Performance Period 6
- **(ff)** Plan 6
- **(gg)** Plan Year 6
- **(hh)** Publicly Held Corporation 6
- **(ii)** Restricted Stock 6
- **(jj)** Restricted Stock Award 6
- **(kk)** Restricted Stock Unit 6
- **(ll)** Restriction Period 6

(mm) Retirement 6
(nn) Share 6
(oo) Share Pool 6
(pp) Spread 6
(qq) Stock Appreciation Right or SAR 7
(rr) Stock Option or Option 7
(ss) Subsidiary 7
1.3 Plan Administration 7
(a) Authority of the Committee 7
(b) Meetings 7
(c) Decisions Binding 7
(d) Modification of Outstanding Incentive Awards 8
(e) Delegation of Authority 8
(f) Expenses of Committee 8
(g) Indemnification 8
1.4 Shares of Common Stock Available for Incentive Awards 9
1.5 Share Pool Adjustments for Awards and Payouts 10
1.6 Common Stock Available 10
1.7 Participation 10
(a) Eligibility 10
(b) Incentive Stock Option Eligibility 11
1.8 Prohibition on Repricing of Incentive Awards 11

SECTION 2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS 11
2.1 Grant of Stock Options 11
2.2 Stock Option Terms 12
(a) Written Agreement 12
(b) Number of Shares 12
(c) Option Price 12
(d) Term 12
(e) Exercise 12
(f) $100,000 Annual Limit on Incentive Stock Options 12
2.3 Stock Option Exercises 13
(a) Method of Exercise and Payment 13
(b) Restrictions on Share Transferability 14
(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options 14
(d) Proceeds of Option Exercise 14
2.4 Stock Appreciation Rights 14
(a) Grant 14
(b) General Provisions 15
(c) Exercise 15
(d) Settlement 15

SECTION 3. RESTRICTED STOCK 15
3.1 Award of Restricted Stock 15
(a) Grant 15

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock 15
3.2 Restrictions 16
(a) Forfeiture of Restricted Stock 16
(b) Issuance of Certificates 16
(c) Removal of Restrictions 17
3.3 Delivery of Shares of Common Stock 17

SECTION 4. OTHER STOCK-BASED AWARDS 17
4.1 Grant of Other Stock-Based Awards 17
4.2 Other Stock-Based Award Terms 18
(a) Written Agreement 18
(b) Purchase Price 18
(c) Performance Criteria and Other Terms 18

SECTION 5. PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA 18

SECTION 6. PROVISIONS RELATING TO PLAN PARTICIPATION 21
6.1 Incentive Agreement 21
6.2 No Right to Employment 21
6.3 Securities Requirements 21
6.4 Transferability 22
6.5 Rights as a Shareholder 23
(a) No Shareholder Rights 23
(b) Representation of Ownership 23
6.6 Change in Stock and Adjustments 23
(a) Changes in Law or Circumstances 23
(b) Exercise of Corporate Powers 24
(c) Recapitalization of the Company 24
(d) Issue of Common Stock by the Company 24
(e) Assumption under the Plan of Outstanding Stock Options 25
(f) Assumption of Incentive Awards by a Successor 25
6.7 Termination of Employment, Death, Disability and Retirement 26
(a) Termination of Employment 26
(b) Termination of Employment for Cause 27
(c) Retirement 27
(d) Disability or Death 27
(e) Continuation 27
6.8 Change in Control 28

SECTION 7. GENERAL 30
7.1 Effective Date and Duration 30
7.2 Funding and Liability of Company 30
7.3 Withholding Taxes 30
(a) Tax Withholding 30
(b) Share Withholding 30

ASTROTECH CORPORATION
2011 STOCK INCENTIVE PLAN
SECTION 1.
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
1.1    Background and Purpose
Astrotech Corporation., a Washington corporation (the “Company”), has adopted this plan document, entitled “Astrotech Corporation 2011 Stock Incentive Plan” (the “Plan”). The Plan was originally effective as of March 5, 2011 (the “Effective Date”) and was restated as set forth herein effective as of April 7, 2015 (the “Restatement Date”).
The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase shareholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's shareholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.
The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.
1.2    Definitions
The following terms shall have the meanings set forth below (except that the Committee in its discretion may provide for different definitions than the below in an Incentive Agreement):
(a)Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself/herself.
(b)Board. The then-current Board of Directors of the Company.
(c)Cause. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him/her that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy, if any, then in effect; or (vi) the engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.
(d)CEO. The then-current Chief Executive Officer of the Company.
(e)Change in Control. Any of the events described in and subject to Section 6.8.

(f)Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.
(g)Committee. The committee appointed by the Board to administer the Plan. If the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.
The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.
Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
(h)Common Stock. The common stock of the Company, no par value, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.
(i)Company. Astrotech Corporation, a corporation organized under the laws of the State of Washington, and any successor in interest thereto.
(j)Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual or entity who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person or entity and (iii) provides bona fide services to the Company (or any Parent or Subsidiary).
(k)Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.
(l)Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him/her to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.
(m)Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board.
(n)Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.
The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in its discretion.
(o)Exchange Act. The Securities Exchange Act of 1934, as amended.
(p)Fair Market Value. If the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on NASDAQ or other national securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's “Pink Sheets” or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.
If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of a Share is required to be made hereunder, the determination of Fair Market Value of a Share for purposes of the Plan shall be made by the Committee in its discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances. With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, such Fair Market Value shall be determined by the Committee consistent with the requirements of Code Section 409A in order to satisfy the exception under Code Section 409A for stock rights if it is intended that the Incentive Award be exempt from Code Section 409A.
(q)Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.
(r)Immediate Family. With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
(s)Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.
(t)Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit or Other Stock-Based Award.
(u)Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.
(v)Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
(w)Nonstatutory Stock Option or NSO. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.
(x)Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.
(y)Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.
(z)Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.
(aa)Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).
(ab)Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.
(ac)Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.
(ad)Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the particular Incentive Agreement.
(ae)Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.
(af)Plan. Astrotech Corporation 2011 Stock Incentive Plan, as restated and effective on the Restatement Date, which is set forth herein and as it may be amended from time to time in the future.
(ag)Plan Year. The Company’s fiscal year.
(ah)Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
(ai)Restricted Stock. Common Stock that is issued or transferred to a Grantee pursuant to Section 3.
(aj)Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.
(ak)Restricted Stock Unit. A unit granted to a Grantee pursuant to Section 4.1 which entitles him/her to receive a Share or cash on the vesting date (or later date of settlement), as specified in the Incentive Agreement.
(al)Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.
(am)Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.
(an)Share. A share of the Common Stock of the Company.
(ao)Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 6.6.
(ap)Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.
(aq)Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.4.
(ar)Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.
(as)Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.
1.3    Plan Administration
(a)Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to without limitation (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.
(b)Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings.

The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
(c)Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries and such determinations and decisions shall receive the maximum deference permitted by law. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
(d)Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt from Section 409A (unless otherwise determined by the Committee), or (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable. With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).
(e)Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards (and grant Incentive Awards within parameters established by the Board and consistent with any limitations imposed by applicable law); provided, however, the Committee may not delegate to any person the authority to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), the Sarbanes-Oxley Act of 2002, or the Dodd-Frank Wall Street Reform and Consumer Protection Act.
(f)Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.
(g)Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him/her in connection with or resulting from any claim, action, suit, or proceeding to which he/she may be a party or in which he/she may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him/her in settlement thereof, with the Company's approval, or paid by him/her in satisfaction of any judgment in any such action, suit, or proceeding against him/her, provided he/she shall give the Company an opportunity, at its own expense, to handle and defend the same before he/she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled (i) under the Company's Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company may have to indemnify them or hold them harmless.
1.4    Shares of Common Stock Available for Incentive Awards
Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Seven Hundred Fifty Thousand (750,000) Shares of Common Stock. Pursuant to Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be Three Hundred Seventy-Five Thousand (375,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:
(a)Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest under the Incentive Agreement vesting conditions schedule (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be One Hundred Sixty Thousand (160,000) Shares.
(b)The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be Five Million dollars ($5,000,000).
(c)With respect to any Stock Option or SAR granted to a Covered Employee that is canceled, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).
The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
1.5    Share Pool Adjustments for Awards and Payouts
The following Incentive Awards shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(a)Stock Option;
(b)SAR;
(c)Restricted Stock Award; and
(d)A Restricted Stock Unit or Other Stock-Based Award in Shares.
The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(e)A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option with a broker, as provided in Section 2.3(a));
(f)A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and
(g)Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).
1.6    Common Stock Available
The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
1.7    Participation
(a)Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
(b)Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. The restriction of the immediately preceding sentence does not apply if, at the time such ISO is granted, the ISO Option Price is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date of grant and the ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of this paragraph, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
1.8    Prohibition on Repricing of Incentive Awards
Notwithstanding any provision in the Plan to the contrary, and subject to the provisions of Section 6.6 hereof, the terms of outstanding Incentive Awards may not be amended without the approval of the Company’s shareholders so as to (i) reduce the Option Price or exercise price of any outstanding Stock Options or SARs or (ii) cancel any outstanding Stock Options or SARs in exchange for cash or other Incentive Awards (including substitutions and cash buyouts), or Stock Options or SARs with an Option Price or exercise price that is less than the Option Price or exercise price of the original Stock Options or SARs.
SECTION 2.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1    Grant of Stock Options
The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.
2.2    Stock Option Terms
(a)Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.
(b)Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.
(c)Option Price. The Option Price under each Stock Option shall be (i) not less than 100% of the Fair Market Value of a Share on the date the Stock Option is granted and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the Option Price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant. Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).
(d)Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall not be more than (i) ten (10) years from the date of grant, or (ii) five (5) years from the date of grant for an ISO granted to 10% or greater shareholder pursuant to Section 1.7(b)).
(e)Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.
(f)$100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) does not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.
2.3    Stock Option Exercises
(a)Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.
Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.
The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the total Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the total Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.
As soon as practicable after receipt of a written notification of exercise and full payment of the total Option Price and tax withholding, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his/her legal guardian in the event of his/her Disability) or by a broker-dealer acting on his/her behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).
(b)Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders' agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
(c)Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him/her pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized in connection with such disposition and his/her adjusted basis in such Shares.
(d)Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
2.4    Stock Appreciation Rights
(a)Grant. The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director. Any SARs granted under the Plan are intended to be exempt from the requirements of Code Section 409A such that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.
(b)General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the date of grant. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.
(c)Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant.
(d)Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal in value to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares (valued by their Fair Market Value on the exercise date), or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.
SECTION 3.
RESTRICTED STOCK
3.1    Award of Restricted Stock
(a)Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock will be subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.
(b)Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.
As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.
Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
3.2     Restrictions
(a)Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.
(b)Issuance of Certificates. If the Company is utilizing stock certificates to evidence the issuance of Shares, then promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Astrotech Corporation 2011 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Astrotech Corporation. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Astrotech Corporation.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.
(c)Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.
3.3    Delivery of Shares of Common Stock
Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate (or other instrument or method of) evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

SECTION 4.
OTHER STOCK-BASED AWARDS
4.1    Grant of Other Stock-Based Awards
Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to Code Section 409A, unless otherwise determined by the Committee at the time of grant.
In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award Restricted Stock Units to a Grantee that are payable in Shares or cash, or in a combination thereof. Unless otherwise specified by the Committee, Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A. For those Restricted Stock Units not intended to constitute nonqualified deferred compensation, during the period beginning on the date such Incentive Award is granted and ending on the vesting date(s) specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made on or before the date that two and one-half months (2½) months following the end of the calendar year in which the substantial risk of forfeiture lapses.
4.2    Other Stock-Based Award Terms
(a)Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.
(b)Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.
(c)Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.
SECTION 5.
PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA
As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) (the “Performance Criteria”) in order to qualify for the Performance-Based Exception:
(a)profits (including, but not limited to, profit growth, net operating profit or economic profit);
(b)profit-related return ratios;
(c)return measures (including, but not limited to, return on assets, capital, equity, investment or sales);
(d)cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);
(e)earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f)net sales growth;
(g)net earnings or income (before or after taxes, interest, depreciation and/or amortization);
(h)gross, operating or net profit margins;
(i)productivity ratios;
(j)share price (including, but not limited to, growth measures and total shareholder return);
(k)turnover of assets, capital, or inventory;
(l)expense targets;
(m)margins;
(n)measures of health, safety or environment;
(o)operating efficiency;
(p)customer service or satisfaction;
(q)market share;
(r)credit quality;
(s)debt ratios (e.g., debt to equity and debt to total capital); and
(t)working capital targets.
Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. In the Incentive Agreement, the Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date.
In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of business or a change in accounting principle, each as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or any successor or other authoritative financial accounting standards, as determined by the Committee). The terms of the stated Performance Criteria for each applicable Incentive Award must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion.
The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.
Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period (or no later than after 25% of the Performance Period has lapsed if such Performance Period is less than one year in duration) to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.
The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Criteria. Such adjustments may include one or more of the following: (i) items related to a change in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to reorganizations or restructuring programs or divestitures or acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to asset write-downs or the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Generally Accepted Accounting Principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; or (xv) litigation or claim judgments or settlements. For all Incentive Awards intended to qualify as performance-based compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.
SECTION 6.
PROVISIONS RELATING TO PLAN PARTICIPATION
6.1    Incentive Agreement
Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted (or alternatively shall be required) to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders' agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
6.2    No Right to Employment
Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
6.3    Securities Requirements
The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES

LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
6.4    Transferability
Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.
The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.
6.5    Rights as a Shareholder
(a)No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.
(b)Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.
6.6    Change in Stock and Adjustments
(a)Changes in Law or Circumstances. Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock

Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.
(b)Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
(c)Recapitalization of the Company. Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the Share Pool, the Share grant limits specified in Section 1.4, the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).
(d)Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.
(e)Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.
(f)Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he/she exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

(i)
cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any (for the avoidance of doubt, with respect to an Option, if the value of the amount in clause (A) is less than the Option Price, the Option may be canceled for no consideration); provided, however, this subsection (i) shall be inapplicable to an Incentive Award if it would cause the Grantee to be subject to short-swing profits liability under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award as soon as such payment would not cause liability under Section 16(b) of the Exchange Act to be imposed on Grantee; or

(ii)
provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.
The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).
6.7    Termination of Employment, Death, Disability and Retirement
(a)Termination of Employment. Unless otherwise expressly provided in the Grantee's Incentive Agreement or the Plan, if the Grantee's Employment is terminated for any reason other than due to his/her death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his/her Incentive Agreement, the Grantee shall be entitled to exercise his/her rights only with respect to the portion of the Incentive Award that was vested as of his/her termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his/her termination of Employment.
(b)Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee's Incentive Agreement or the Plan, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
(c)Retirement. Unless otherwise expressly provided in the Grantee's Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)
any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his/her termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his/her termination date in the case of an Incentive Stock Option.

(d)Disability or Death. Unless otherwise expressly provided in the Grantee's Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee's Disability or death:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)
any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.
(e)Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.
6.8    Change in Control
Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee's Incentive Agreement:
(a)all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;
(b)all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and
(c)all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:
(d)The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;
(e)Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(f)Consummation of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;
(g)The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or
(h)The liquidation or dissolution of the Company.
Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the Change in Control must also constitute a “change in control event” within the meaning set forth under Code Section 409A as necessary to avoid the imposition of taxes under Code Section 409A.
SECTION 7.
GENERAL
7.1    Effective Date and Duration
The Plan was originally adopted effective as of the Effective Date and was approved by Company shareholders within 12 months of the Effective Date. No Incentive Awards may be granted under this Plan after March 4, 2021.
7.2    Funding and Liability of Company
No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.
7.3    Withholding Taxes
(a)Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.
(b)Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.
(c)Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.
7.4    No Guarantee of Tax Consequences
The Company, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any person participating or eligible to participate hereunder.
7.5    Designation of Beneficiary by Participant
Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his/her death before he/she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.
7.6    Deferrals
Subject to the requirements for compliance with, or exemption under, Code Section 409A, if applicable, the Committee may in its discretion permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares under the terms of his/her Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award, or the satisfaction of any requirements or goals with respect to any Incentive Awards.
7.7    Amendment and Termination
The Board shall have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:
(a)except as provided in Section 6.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;
(b)amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;
(c)extend the term of the Plan;
(d)if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company; or
(e)delete or limit any provisions of this Plan that prohibit the repricing of Stock Options or SARs.
No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.
In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's shareholders.

7.8    Requirements of Law
(a)Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
(b)Securities Act Rule 701. If no class of the Company's securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him/her, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company's chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
7.9    Rule 16b-3 Securities Law Compliance for Insiders
If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.
7.10    Compliance with Code Section 162(m) for Publicly Held Corporation
If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.
7.11    Compliance with Code Section 409A
Notwithstanding anything in the Plan to the contrary, the Plan and Incentive Awards granted hereunder are intended to comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Incentive Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the Treasury Regulations or other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Incentive Agreement as the Committee deems necessary to comply with such requirements (including without limitation, after the date of an Incentive Award, increasing the Option Price or exercise price to equal what was the Fair Market Value on the date of Incentive Award). Each payment to a Grantee made pursuant to this Plan shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Incentive Agreement to the contrary, if upon a Grantee’s “separation from service” (as defined in Code Section 409A) he/she is then a “specified employee” (as defined in Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such separation from service under this Plan until the earlier of (i) the first business day of the seventh month following the Grantee’s separation from service, or (ii) ten (10) days after the Company receives written confirmation of the Grantee’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under this Plan will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the Incentive Awards and payments under this Plan are exempt from or compliant with Code Section 409A. The Company will have no liability to any Grantee or any other party if a payment or benefit under this Plan or any Incentive Award is challenged by any taxing authority or is ultimately determined not to be exempt or compliant. Each Grantee further understands and agrees that each Grantee will be entirely responsible for any and all taxes on any benefits payable to the Grantee as a result of this Plan or any Incentive Award. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Grantee by Code Section 409A or for any damages for failing to comply with Code Section 409A.
7.12    Notices
(a)Notice From Insiders to Secretary of Change in Beneficial Ownership. To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.
(b)Notice to Insiders and Securities and Exchange Commission. To the extent applicable, the Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”
7.13    Pre-Clearance Agreement with Brokers
Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.
7.14    Successors to Company
All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.15    Miscellaneous Provisions
(a)No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
(b)The expenses of the Plan shall be borne by the Company.
(c)By accepting any Incentive Award, each Grantee and each person claiming by or through him/her shall be deemed to have indicated his/her acceptance of the Plan.
(d)The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.
7.16    Severability and Prevailing Provisions
In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein. In the event of any conflict in terms between the Plan and any Incentive Agreement, the terms of the Plan shall prevail and govern.
7.17    Gender, Tense and Headings
Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
7.18    Governing Law
The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States. The Committee may provide that any dispute as to any Incentive Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Incentive Agreement, recipients of an Incentive Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Texas to resolve any and all issues that may arise out of or relate to the Plan or any related Incentive Agreement.
7.19    Clawback
The Company may (i) cause the cancellation of any Incentive Award, (ii) require reimbursement of any Incentive Award by a Grantee and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies as may be adopted and/or modified from time to time by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Grantee may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Incentive Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Incentive Award, a Grantee is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Grantee’s Incentive Awards may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this restatement of the Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this 7th day of April, 2015, to be effective as of the Restatement Date.

Astrotech Corporation

/s/ Thomas B. Pickens III
By:	Thomas B. Pickens III
Chief Executive Officer

ASTROTECH
CORPORATION

Annual Meeting of Astrotech Corporation
to be held on Thursday, December 7, 2017
for Holders as of October 25, 2017

This proxy is being solicited on behalf of the Board of Directors

PROXY

The undersigned hereby appoints Thomas B. Pickens III and Eric Stober as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes him to vote all the shares of capital stock of Astrotech Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful attorney to vote in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSAL IN ITEM 2, FOR THE PROPOSAL IN ITEM 3, AND FOR THE PROPOSAL IN ITEM 4.

(Continued and to be signed on the reverse side)

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

ASTROTECH
CORPORATION

ANNUAL MEETING OF ASTROTECH CORPORATION

Date: December 7, 2017
Time: 9:00 A.M. (Central Time)
Place: 110 E. Second Street, Austin TX 78701

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD
ARE AVAILABLE AT: WWW.ASTROTECHCORP.COM/PROXY-STATEMENTS

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

Board of Directors recommends a vote **FOR** proposals 1, 2, 3 and 4.

1: Election of Directors

	VOTE FOR ALL NOMINEES	WITHHOLD VOTE FROM ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
01 Thomas B. Pickens III 02 Mark Adams 03 Sha-Chelle Manning 04 Daniel T. Russler, Jr. 05 Ronald W. Cantwell 06 Michael R. Humphrey	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "Exception" box and write the number(s) in the space provided to the right.________________________________

	FOR	AGAINST	ABSTAIN
2: Approve reincorporation from Washington to Delaware.	☐	☐	☐
3: Ratify BDO USA, LLP as the independent auditor.	☐	☐	☐
4: Approve increase in 2011 Stock Incentive Plan.	☐	☐	☐

To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

☐ **To attend the meeting and vote your shares in person, please mark this box.**

Authorized Signatures - This section must be completed for your vote to be counted.

Date: __________________________ 2017

____
Please Sign Here

____
Please Sign Here

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

VOTE BY INTERNET OR TELEPHONE

QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail.

VOTE BY INTERNET: The web address is **www.proxyvoting.com/ASTC**. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★ On a Touch-Tone Telephone
1-888-457-2959
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

THANK YOU FOR VOTING.

CONTROL NUMBER
for Telephone/Internet Voting